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                                                                    EXHIBIT 10.5

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                                CREDIT AGREEMENT

                                     among


                            PAGEMART WIRELESS, INC.,


                                VARIOUS LENDERS,


                             BANKERS TRUST COMPANY,
                            as ADMINISTRATIVE AGENT,


                      MORGAN STANLEY SENIOR FUNDING, INC.,
                             as SYNDICATION Agent,


                                      and


                             BANKERS TRUST COMPANY


                                      and


                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                as CO-ARRANGERS


                -----------------------------------------------


                           Dated as of March 23, 1999


                -----------------------------------------------


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          CREDIT AGREEMENT, dated as of March 23, 1999, among PAGEMART
WIRELESS, INC., a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Arrangers (in such capacity, the "Co-Arrangers") (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).


                             W I T N E S S E T H :


          WHEREAS, the proceeds of the Loans under this Agreement will be used, in part, to refinance in full all of the Indebtedness under the Existing Credit Agreement;


          WHEREAS, the Existing Credit Agreement is currently the Credit Agreement under, and as defined in, the 11-1/4% Senior Subordinated Discount
Note Indenture;


          WHEREAS, from and after the Initial Borrowing Date, this Agreement and the other Credit Documents shall constitute the "Credit Agreement" under, and as defined in, the 11-1/4% Senior Subordinated Discount Note Indenture and therefore constitutes "Designated Senior Indebtedness" thereunder; and


          WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the respective credit facilities provided for herein;


          NOW, THEREFORE, IT IS AGREED:

          SECTION 1. Amount and Terms of Credit.

          1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a Multiple Draw I Sub-Tranche A Term Loan Commitment severally agrees to make a term loan or term loans (each a "Multiple Draw I Sub-Tranche A Term Loan" and, collectively, the "Multiple Draw I Sub-Tranche A Term Loans") to the Borrower, which Multiple Draw I Sub-Tranche A Term Loans (i) may only be incurred by the Borrower on the Initial Borrowing Date, (ii) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Multiple Draw I Sub-Tranche A Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) no Multiple Draw I Sub-Tranche A Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day following the Initial Borrowing Date and (2) the Syndication Date and (iii) shall be made by each such Lender in that aggregate principal amount which does not exceed the Multiple Draw I Sub-Tranche A Term Loan Commitment of such Lender on the Initial

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Borrowing Date (before giving effect to any reduction thereto on such date pursuant to Section 3.03(b)). Once repaid, Multiple Draw I Sub-Tranche A Term Loans incurred hereunder may not be reborrowed.

          (b) Subject to and upon the terms and conditions set forth herein, each Lender with a Multiple Draw I Sub-Tranche B Term Loan Commitment severally agrees to make on each Multiple Draw I Sub-Tranche B Term Loan Borrowing Date on or prior to the Multiple Draw I Term Loan Commitment Termination Date, a term loan or term loans (each a "Multiple Draw I Sub-Tranche B Term Loan" and, collectively, the "Multiple Draw I Sub-Tranche B Term Loans") to the Borrower, which Multiple Draw I Sub-Tranche B Term Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Multiple Draw I Sub-Tranche B Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) no Multiple Draw I Sub-Tranche B Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day following the Initial Borrowing Date and (2) the Syndication Date and (ii) shall be made by each such Lender in that aggregate principal amount which does not exceed the Multiple Draw I Sub-Tranche B Term Loan Commitment of such Lender on any such Multiple Draw I Sub-Tranche B Term Loan Borrowing Date (before giving effect to any reduction thereto on such date pursuant to Section 3.03(c)(i)). Once repaid, Multiple Draw I Sub-Tranche B Term Loans incurred hereunder may not be reborrowed.

          (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Multiple Draw I Sub-Tranche C Term Loan Commitment severally agrees to make on each Multiple Draw I Sub-Tranche C Term Loan Borrowing Date on or prior to the Multiple Draw I Term Loan Commitment Termination Date, a term loan or term loans (each a "Multiple Draw I Sub-Tranche C Term Loan" and, collectively, the "Multiple Draw I Sub-Tranche C Term Loans" and, together with the Multiple Draw I Sub-Tranche A Term Loans and the Multiple Draw I Sub-Tranche B Term Loans, the "Multiple Draw I Term Loans") to the Borrower, which Multiple Draw I Sub-Tranche C Term Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Multiple Draw I Sub-Tranche C Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) no Multiple Draw I Sub-Tranche C Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day following the Initial Borrowing Date and (2) the Syndication Date and (ii) shall be made by each such Lender in that aggregate principal amount which does not exceed the Multiple Draw I Sub-Tranche C Term Loan Commitment of such Lender on any such Multiple Draw I Sub-Tranche C Term Loan Borrowing Date (before giving effect to any reduction thereto on such date pursuant to Section 3.03(c)(i)). Once repaid, Multiple Draw I Sub-Tranche C Term Loans incurred hereunder may not be reborrowed.

          (d) Subject to Section 1.14 and the other terms and conditions set forth herein, each Lender with a Multiple Draw II Sub-Tranche A Term Loan Commitment severally agrees to make on each Multiple Draw II Sub-Tranche A Term Loan Borrowing Date, a term loan or term loans (each a "Multiple Draw II Sub-Tranche A Term Loan" and, collectively, the "Multiple Draw II Sub-Tranche A Term Loans") to the Borrower, which Multiple Draw II Sub-Tranche A Term


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Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all Multiple Draw II Term Loans comprising the same Borrowing shall at all times be of the same Type, (ii) shall be made by each such Lender in that aggregate principal amount which does not exceed the Multiple Draw II Sub-Tranche A Term Loan Commitment of such Lender on any such Multiple Draw II Term Loan Borrowing Date (before giving effect to any reduction thereto on such date pursuant to Section 3.03(d)(i)) and (iii) may not be incurred prior to the Multiple Draw I Term Loan Full Utilization Date. Once repaid, Multiple Draw II Term Loans incurred hereunder may not be reborrowed.

          (e) Subject to Section 1.14 and the other applicable terms and conditions set forth herein, each Lender with a Multiple Draw II Sub-Tranche B Term Loan Commitment severally agrees to make on each Multiple Draw II Sub-Tranche B Term Loan Borrowing Date, a term loan or term loans (each a "Multiple Draw II Sub-Tranche B Term Loan" and, collectively, the "Multiple Draw II Sub-Tranche B Term Loans" and, together with the Multiple Draw II Sub-Tranche A Term Loans, the "Multiple Draw II Term Loans") to the Borrower, which Multiple Draw II Sub-Tranche B Term Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all Multiple Draw II Sub-Tranche B Term Loans comprising the same Borrowing shall at all times be of the same Type, (ii) shall be made by each such Lender in that aggregate principal amount which does not exceed the Multiple Draw II Sub-Tranche B Term Loan Commitment of such Lender on any such Multiple Draw II Term Loan Borrowing Date (before giving effect to any reduction thereto on such date pursuant to Section 3.03(d)(i)) and (iii) may not be incurred prior to the Multiple Draw I Term Loan Full Utilization Date. Once repaid, Multiple Draw II Sub-Tranche B Term Loans incurred hereunder may not be reborrowed.

          (f) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Multiple Draw I/Revolver Maturity Date, a revolving loan or revolving loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (B) no Revolving Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day following the Initial Borrowing Date and (2) the Syndication Date, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any such Lender at any time outstanding that aggregate principal amount which, when added to the product of (x) such Lender's RL Percentage and
(y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Available Revolving Loan Commitment of such Lender at such time and (iv) shall not exceed for all such Lenders at any


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time outstanding that aggregate principal amount which, when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Available Revolving Loan Commitment at such time.

          (g) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the aggregate amount of all Letter of Credit Outstandings at such time, an amount equal to the Total Available Revolving Loan Commitment and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. Notwithstanding anything to the contrary contained in this Section 1.01(g), (i) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the outstanding Swingline Loans and (ii) the Swingline Lender shall not make any Swingline Loan after it has received written notice from the Borrower or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices, (B) of the waiver of such Default or Event of Default by the Required Lenders or (C) of the cure (as reasonably determined by the Administrative Agent) of such Default or Event of Default from the Administrative Agent.

          (h) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RL Lenders that the Swingline Lender's outstanding Swingline Loans shall be funded with one or more Borrowings of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case one or more Borrowings of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Lenders pro rata based on each such RL Lender's RL Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly by the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each RL Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender


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notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Available Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each RL Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause the RL Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section
10), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing RL Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

          1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans under a respective Tranche shall not be less than the Minimum Borrowing Amount applicable to such Tranche. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than twelve Borrowings of Eurodollar Loans in the aggregate.

          1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur
(x) Eurodollar Loans hereunder, the Borrower shall give the Administrative Agent at the Notice Office at least three Business Days' prior notice of each Eurodollar Loan to be incurred hereunder and (y) Base Rate Loans hereunder (excluding Swingline Loans and Revolving Loans made pursuant to a Mandatory Borrowing), the Borrower shall give the Administrative Agent at the Notice Office at least one Business Day's prior notice of each Base Rate Loan to be incurred hereunder, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day) whether the Loans being incurred pursuant to such Borrowing shall constitute Multiple Draw I Sub-Tranche A Term Loans, Multiple Draw I Sub-Tranche B Term Loans, Multiple Draw I Sub-Tranche C Term Loans, Multiple Draw II Sub-Tranche A Term Loans, Multiple Draw II Sub-Tranche B Term Loans or Revolving Loans and whether the


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Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

          (b) (i) Whenever the Borrower desires to incur Swingline Loans hereunder, the Borrower shall give the Swingline Lender no later than 1:00 P.M. (New York time) on the date that a Swingline Loan is to be incurred, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing.

          (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(h), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in
Section 1.01(h).

          (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing, conversion or prepayment of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, conversion or prepayment, as the case may be, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Borrower, or from any other authorized officer of the Borrower designated in writing by the Borrower to the Administrative Agent as being authorized to give such notices, prior to receipt of written confirmation. In each such case, the Borrower hereby agrees that the Administrative Agent's or Swingline Lender's record of the terms of such telephonic notice of such Borrowing, conversion or prepayment of Loans, as the case may be, shall be controlling in the event of a dispute, absent manifest error.

          1.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 3:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 1:00 P.M. (New York time) on the date specified in Section 1.01(h)), each Lender with a Commitment of the respective Tranche will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof). All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will, except in the case of Revolving Loans made pursuant to a Mandatory Borrowing, make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such


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Lender's portion of any Borrowing to be made on such date, the Administrative
Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall within two Business Days of such notice pay such corresponding amount (together with all interest payable as described in the immediately succeeding sentence) to the Administrative Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and
(ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this
Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

          1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 13.15 and shall, if requested by such Lender, also be evidenced (i) if Multiple Draw I Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each a "Multiple Draw I Term Note" and, collectively, the "Multiple Draw I Term Notes"), (ii) if Multiple Draw II Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each a "Multiple Draw II Term Note" and, collectively, the "Multiple Draw II Term Notes"), (iii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes") and (iv) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form Exhibit B-4, with blanks appropriately completed in conformity herewith (the "Swingline Note").

          (b) The Multiple Draw I Term Note issued to each Lender that has a Multiple Draw I Term Loan Commitment or outstanding Multiple Draw I Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Multiple Draw I Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any Multiple Draw I Term Loans on such date by such Lender) (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding Multiple Draw I Term Loan


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

Commitment, if any, of such Lender at such time plus the outstanding principal amount of Multiple Draw I Term Loans of such Lender at such time) and be payable in the outstanding principal amount of Multiple Draw I Term Loans evidenced thereby, (iv) mature on the Multiple Draw I/Revolver Maturity Date,
(v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The Multiple Draw II Term Note issued to each Lender that has a Multiple Draw II Term Loan Commitment or outstanding Multiple Draw II Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the outstanding Multiple Draw II Term Loan Commitment, if any, of such Lender at such time plus the outstanding principal amount of Multiple Draw II Term Loans of such Lender at such time and be payable in the outstanding principal amount of Multiple Draw II Term Loans evidenced thereby, (iv) mature on the respective Multiple Draw II Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The Revolving Note issued to each Lender that has a Revolving Loan Commitment or outstanding Revolving Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination thereof, be in a stated principal amount equal to the outstanding Revolving Loans of such Lender at such time) and be payable in the outstanding principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Multiple Draw I/Revolver Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (e) The Swingline Note issued to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the outstanding principal amount of the Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.


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          (f) Each Lender will note on its internal records the amount of each
Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of such Loans.

          1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring on or after the earlier of (i) the 90th day after the Initial Borrowing Date and (ii) the Syndication Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Loans (other than Swingline Loans which may not be converted pursuant to this Section 1.06) made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, provided that, (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) unless the Required Lenders otherwise agree, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at the Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

          1.07 Borrowings. (a) All Borrowings of Multiple Draw I Term Loans under this Agreement shall be incurred (1) first, from the Lenders with Multiple Draw I Sub-Tranche A Term Loan Commitments pro rata on the basis of their Multiple Draw I Sub-Tranche A Term Loan Commitments, (2) second, to the extent no Multiple Draw I Sub-Tranche A Term Loan Commitments are outstanding, from the Lenders with Multiple Draw I Sub-Tranche B Term Loan Commitments pro rata on the basis of their Multiple Draw I Sub-Tranche B Term Loan Commitments and (3) third, to the extent no Multiple Draw I Sub-Tranche A Term Loan Commitments and no Multiple Draw I Sub-Tranche B Term Loan Commitments are outstanding, from the Lenders with Multiple Draw I Sub-Tranche C Term Loan Commitments pro rata on the basis of their Multiple Draw I Sub-Tranche C Term Loan Commitments.

          (b) All Borrowings of Multiple Draw II Term Loans under this Agreement shall be incurred (1) first, from the Lenders with Multiple Draw II Sub-Tranche A Term Loan Commitments pro rata on the basis of their Multiple Draw II Sub-Tranche A Term Loan Commitments, as in effect on the date of the respective Borrowing and (2) to the extent no Multiple Draw II Sub-Tranche A Term Loan Commitments are outstanding, from the Lenders with Multiple Draw II Sub-Tranche B Term Loan Commitments pro rata on the basis of their

Multiple Draw II Sub-Tranche B Term Loan Commitments, as in effect on the date of the respective Borrowing.

          (c) All Borrowings of Revolving Loans under this Agreement shall be incurred from the RL Lenders pro rata on the basis of their Revolving Loan Commitments.

          1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06 or 1.09, as applicable, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

          (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of
(x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of such Tranche from time to time. Interest which accrues under this
Section 1.08(c) shall be payable on demand.

          (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; provided, however, that in the case of Base Rate Loans of any Tranche, interest shall not be payable pursuant to preceding clause (iii) at the time of any repayment or prepayment thereof unless the respective repayment or prepayment is made either in conjunction with a permanent reduction of the Total Revolving Loan Commitment (in the case of a repayment or prepayment of Revolving Loans or Swingline Loans) or with a repayment or prepayment in full of all outstanding Loans of the respective Tranche.

          (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to the respective Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.09 Interest Periods. At the time the Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the borrowing of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period, provided that (in each case):

          (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Base Rate Loan) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period for a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) unless the Required Lenders otherwise agree, no Interest Period may be selected at any time when a Default or an Event of Default is then in existence;

          (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans;

          (vii) no Interest Period in respect of any Borrowing of Multiple Draw I Term Loans or Multiple Draw II Term Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b)(i) or (ii), as the case may be, if the aggregate principal amount of Multiple Draw I Term Loans or Multiple Draw II Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Multiple Draw I Term Loans or Multiple Draw II Term Loans, as the case may be, then outstanding less the aggregate amount of such required repayment; and

          (viii) no Interest Period may be selected until the earlier of (x) the 90th day after the Initial Borrowing Date or (y) the Syndication Date.

          If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

          1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

          (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Loans or the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances arising since the Effective Date affecting the interbank Eurodollar market; or

          (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone promptly confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders).

Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon such Lender's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

          (c) If any Lender determines that after the Effective Date the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

          1.11 Compensation. The Borrower shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a));
(ii) if any repayment (including any repayment made pursuant to Section 4.01, Section 4.02 or as a result of an acceleration of the Loans pursuant to Section
10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

          1.12 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

          1.13 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans, (y) upon the occurrence of an event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders or (z) in the case of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower shall have the right, if no Default or Event of Default then exists (or, in the case of preceding clause (z), no Default or Event of Default will exist immediately after giving effect to such replacement), to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be required to be reasonably acceptable to the Administrative Agent, provided that
(i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of

(I) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (II) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time, and
(III) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01, (y) the Issuing Lender an amount equal to such Replaced Lender's RL Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to the Issuing Lender and (z) the Swingline Lender an amount equal to such Replaced Lender's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender to the Swingline Lender and (ii) all obligations of the Borrower due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such Replaced Lender.

          1.14 Multiple Draw II Term Loan Commitments. So long as no Default or Event of Default then exists or would result therefrom, the Borrower shall, in consultation with the Administrative Agent, have the right to request on one or more occasions that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Multiple Draw II Sub-Tranche A Term Loan Commitments and/or Multiple Draw II Sub-Tranche B Term Loan Commitments and, subject to the applicable terms and conditions contained in this Agreement and the relevant Multiple Draw II Term Loan Commitment Agreement, make Multiple Draw II Term Loans pursuant thereto, it being understood and agreed, however, that (i) no Lender shall be obligated to provide a Multiple Draw II Term Loan Commitment as a result of any request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide a Multiple Draw II Term Loan Commitment and executed and delivered to the Administrative Agent a Multiple Draw II Term Loan Commitment Agreement as provided in the immediately succeeding sentence, such Lender shall not be obligated to fund any Multiple Draw II Term Loans, (ii) any Lender (or, in the circumstances contemplated by clause (viii) below, any other Person which will qualify as an Eligible Transferee) may so provide a Multiple Draw II Term Loan Commitment without the consent of any other Lender, (iii) each provision of Multiple Draw II Term Loan Commitments pursuant to this
Section 1.14 on a given date, and the amount of each Multiple Draw II Term Loan Sub-Facility, shall be in a minimum aggregate amount (for all Lenders (including, in the circumstances contemplated by clause (viii) below, Eligible Transferees who will become Lenders)) of at least $5,000,000, (iv) the aggregate amount of all Multiple Draw II Term Loan Commitments permitted to be provided pursuant to this Section 1.14 and the aggregate principal amount of Multiple Draw II Term Loans permitted to be made pursuant to Section 1.01(b) shall not, in either case, exceed $50,000,000, (v) the maturity date and the scheduled amortization of the Multiple Draw II Term Loans under a Multiple Draw II Term Loan Sub-Facility shall be as set forth in the Multiple Draw II Term Loan Commitment Agreement for such Multiple Draw II Term Loan Sub-Facility, provided that no Multiple Draw II Term Loan shall or have a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of the Multiple Draw I Term Loans, (vi) the interest rate, facility fees, commitment commission and other amounts payable in respect of the Multiple Draw II Term Loan Commitments and Multiple Draw II Term Loans under a Multiple Draw II Term Loan Sub-Facility shall be as set forth in the Multiple Draw II Term Loan Commitment Agreement for such Multiple Draw II Term Loan Sub-Facility, provided that any such interest rate shall be expressed as a margin in excess of the Base Rate or Eurodollar Rate, as the case may be, (vii) the relevant Multiple Draw II Term Loan Commitment Agreements for any Multiple Draw II Term Loan Sub-Facility shall specifically set forth whether the Multiple Draw II Term Loan Commitments in respect thereof shall constitute either Multiple Draw II Sub-Tranche A Term Loan Commitments or Multiple Draw II Sub-Tranche B Term Loan Commitments (with all of the Commitments to be provided in respect of any Multiple Draw II Term Loan Sub-Facility to be of the same Tranche), (viii) if, after the Borrower has requested the then existing Lenders (other than Defaulting Lenders) to provide Multiple Draw II Term Loan Commitments pursuant to this Section 1.14 on the terms to be applicable to the respective Multiple Draw II Term Loan Sub-Facility, the Borrower has not received Multiple Draw Term Loan Commitments in an aggregate amount equal to that amount of Multiple Draw II Term Loan Commitments which the Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Borrower as provided below), then the Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), request Multiple Draw II Term Loan Commitments from Persons which would qualify as Eligible Transferees hereunder in aggregate amount equal to such deficiency on terms which are no more favorable to such Eligible Transferee in any respect than the terms offered to the Lenders, provided that any such Multiple Draw II Term Loan Commitments provided by any such Eligible Transferee which is not already a Lender shall be in a minimum amount (for such Eligible Transferee) of at least $5,000,000, and (ix) all actions taken by the Borrower pursuant to this Section 1.14 shall be done in coordination with the Administrative Agent. At the time of any provision of Multiple Draw II Term Loan Commitments pursuant to this Section 1.14, (i) the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee (each a "Multiple Draw II Term Loan Lender") which agrees to provide a Multiple Draw II Term Loan Commitment shall execute and deliver to the Administrative Agent a Multiple Draw II Term Loan Commitment Agreement substantially in the form of Exhibit C, subject to such modifications in form and substance satisfactory to the Administrative Agent as may be necessary or appropriate in the case of any Multiple Draw II Term Loan Sub-Facility (with the effectiveness of such Multiple Draw II Term Loan Lender's Multiple Draw II Term Loan Commitment to occur upon delivery of such Multiple Draw II Term Loan Commitment Agreement to the Administrative Agent and the payment of any fees (including, without limitation, any fees payable pursuant to clause (ii) below) required in connection therewith), (ii) the Administrative Agent shall receive from the Borrower (or, to the extent agreed to by the Borrower and the respective Multiple Draw II Term Loan Lender, from such respective Multiple Draw II Term Loan Lender) the payment of a non-refundable fee of $3,500 for each Lender (including any Eligible Transferee which becomes a Lender) providing a new (or increased) Multiple Draw II Term Loan Commitment and (iii) the Borrower shall deliver to the Administrative Agent an opinion, in form and substance satisfactory to the Agents, from counsel to the Borrower satisfactory to the Agents and dated such date, covering such matters similar to those set forth in the opinion of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to
Section 5.03 and such other matters as the Agents may reasonably request. The Administrative Agent shall promptly notify each Lender as to the occurrence of each Multiple Draw II Term Loan Commitment Date, and (i) on each such date
Schedule I shall be deemed modified to reflect the Multiple Draw II Sub-Tranche A Term Loan Commitments and/or Multiple Draw II Sub-Tranche B Term Loan Commitments, as the case may be, of such Multiple Draw Term Loan Lenders and
(ii) to the extent requested by such Multiple Draw II Term Loan Lenders, Multiple Draw II Term Notes will be issued, at the Borrower's expense, to such Multiple Draw II Term Loan Lenders, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the new Multiple Draw II Term Loan Commitments.

          SECTION 2. Letters of Credit.

          2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that the Issuing Lender issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the 30th day prior to the Multiple Draw I/Revolver Maturity Date, for the account of the Borrower and for the benefit of (x) any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by the Issuing Lender or in such other form as has been approved by the Issuing Lender and (y) sellers of goods to the Borrower or any of its Subsidiaries, an irrevocable trade letter of credit, in a form customarily used by the Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit"). All Letters of Credit shall be denominated in Dollars and shall be issued on a sight basis only.

          (b) Subject to and upon the terms and conditions set forth herein, the Issuing Lender agrees that it will, at any time and from time to time on and after the Initial Borrowing Date and prior to the 30th day prior to the Multiple Draw I/Revolver Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower, one or more Letters of Credit as are permitted to remain outstanding hereunder without giving rise to a Default or an Event of Default, provided that the Issuing Lender shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect with respect to the Issuing Lender on the date hereof, or any unreimbursed loss, cost or expense which was not applicable or in effect with respect to the Issuing Lender as of the date hereof and which the Issuing Lender reasonably and in good faith deems material to it; or

          (ii) the Issuing Lender shall have received notice, from the Borrower or the Required Lenders prior to the issuance of such Letter of Credit, of the type described in the second sentence of Section 2.03(b).

          2.02 Maximum Letter of Credit Outstandings; Final Maturities. Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $10,000,000 or (y) when added to the sum of
(I) the aggregate principal amount of all Revolving Loans then outstanding and
(II) the aggregate principal amount of all Swingline Loans then outstanding, an amount equal to the Total Available Revolving Loan Commitment and (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (x) in the case of standby Letters of Credit, (A) the date which occurs 12 months after the date of the issuance thereof (although any such standby Letter of Credit may be extendible for successive periods of up to 12 months, but, in each case, not beyond the tenth Business Day prior to the Multiple Draw I/Revolver Maturity Date, on terms acceptable to the Issuing Lender) and (B) the tenth Business Day prior to the Multiple Draw I/Revolver Maturity Date and
(y) in the case of trade Letters of Credit, (A) the date which occurs 180 days after the date of issuance thereof, and (B) 30 days prior to the Multiple Draw I/Revolver Maturity Date.

          2.03 Letter of Credit Requests; Minimum Stated Amount. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the Issuing Lender at least five Business Days' (or such shorter period as is acceptable to the Issuing Lender) written notice thereof. Each notice shall be in the form of Exhibit D (each a "Letter of Credit Request").

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section
2.02. Unless the Issuing Lender has received notice from the Borrower or the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.02, then the Issuing Lender shall, subject to the terms and conditions of this Agreement, issue the requested Letter of Credit for the account of the Borrower in accordance with the Issuing Lender's usual and customary practices. Upon the issuance of or modification or amendment to any standby Letter of Credit, the Issuing Lender shall promptly notify the Borrower, the Administrative Agent and each Participant of such issuance, modification or amendment, as the case may be. Notwithstanding anything to the contrary contained in this Agreement, in the event that a Lender Default exists, the Issuing Lender shall not be required to issue any Letter of Credit unless the Issuing Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Issuing Lender's risk with respect to the participation in Letters of Credit by the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the Letter of Credit Outstandings.

          (c) The initial Stated Amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to the Issuing Lender.

          2.04 Letter of Credit Participations. (a) Immediately upon the issuance by the Issuing Lender of any Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each RL Lender, other than the Issuing Lender (each such Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's RL Percentage, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or RL Percentages of the Lenders pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new RL Percentages of the assignor and assignee Lender, as the case may be.

          (b) In determining whether to pay under any Letter of Credit, the Issuing Lender shall not have an obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Lender under or in connection with any Letter of Credit shall not create for the Issuing Lender any resulting liability to the Borrower, any other Credit Party, any Lender or any other Person unless such action is taken or omitted with gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction).

          (c) In the event that the Issuing Lender makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Lender pursuant to Section 2.05(a), the Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Issuing Lender the amount of such Participant's RL Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York City time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Issuing Lender in Dollars such Participant's RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to the Issuing Lender, such Participant agrees to pay to the Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Issuing Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Revolving Loans maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Issuing Lender its RL Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Issuing Lender its RL Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Issuing Lender such other Participant's RL Percentage of any such payment.

          (d) Whenever the Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, the Issuing Lender shall pay to each such Participant which has paid its RL Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

          (e) Upon the request of any Participant, the Issuing Lender shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

          (f) The obligations of the Participants to make payments to the Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Participant, any other Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any Subsidiary of the Borrower and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

          (v) the occurrence of any Default or Event of Default.

          2.05 Agreement to Repay Letter of Credit Drawings. (a) The Borrower agrees to reimburse the Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by the Issuing Lender under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), not later than one Business Day following receipt by the Borrower of notice of such payment or disbursement (provided that no such notice shall be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing, in which case the Unpaid Drawing shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the Borrower)), with interest on the amount so paid or disbursed by the Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York City time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Issuing Lender was reimbursed by the Borrower therefor at a rate per annum equal to the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York City time) on the third Business Day following the receipt by the Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by the Issuing Lender (and until reimbursed by the Borrower) at a rate per annum equal to the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2%, with interest to be payable on demand. The Issuing Lender shall give the Borrower prompt written notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

          (b) The obligations of the Borrower under this Section 2.05 to reimburse the Issuing Lender with respect to drawings under Letters of Credit (each a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any Subsidiary of the Borrower may have or have had against any Lender (including in its capacity as the Issuing Lender or as a Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the Borrower shall not be obligated to reimburse the Issuing Lender for any wrongful payment made by the Issuing Lender under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender (as finally determined by court of competent jurisdiction).

          2.06 Increased Costs. If at any time after the Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by the NAIC or any governmental authority charged with the interpretation or administration thereof, or compliance by the Issuing Lender or any Participant with any request or directive by the NAIC or by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by the Issuing Lender or participated in by any Participant or (ii) impose on the Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to the Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit or reduce the amount of any sum received or receivable by the Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Issuing Lender or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon the delivery of the certificate referred to below to the Borrower by the Issuing Lender or any Participant (a copy of which certificate shall be sent by the Issuing Lender or such Participant to the Administrative Agent), the Borrower shall pay to the Issuing Lender or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. The Issuing Lender or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by the Issuing Lender or such Participant (a copy of which certificate shall be sent by the Issuing Lender or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final and conclusive and binding on the Borrower.

          SECTION 3. Commitment Commission; Fees; Reductions of Commitment.

          3.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Multiple Draw I Sub-Tranche B Term Loan Commitment a commitment commission (the "Multiple Draw I Sub-Tranche B Commitment Commission") for the period from and including the Effective Date to but excluding the Multiple Draw I/Revolver Maturity Date (or such earlier date on which the Total Multiple Draw I Sub-Tranche B Term Loan Commitment has been terminated) computed at a rate for each day equal to 1.75% on the daily Multiple Draw I Sub-Tranche B Term Loan Commitment of such Non-Defaulting Lender. Accrued Multiple Draw I Sub-Tranche B Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Multiple Draw I Sub-Tranche B Term Loan Commitment has been terminated.

          (b) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Multiple Draw I Sub-Tranche C Term Loan Commitment a commitment commission (the "Multiple Draw I Sub-Tranche C Commitment Commission") for the period from and including the Effective Date to but excluding the Multiple Draw I/Revolver Maturity Date (or such earlier date on which the Total Multiple Draw I Sub-Tranche C Term Loan Commitment has been terminated) computed at a rate for each day equal to 1.50% on the daily Multiple Draw I Sub-Tranche C Term Loan Commitment of such Non-Defaulting Lender. Accrued Multiple Draw I Sub-Tranche C Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Multiple Draw I Sub-Tranche C Term Loan Commitment has been terminated.

          (c) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting RL Lender a commitment commission (the "RL Commitment Commission") for the period from and including the Effective Date to but excluding the Multiple Draw I/Revolver Maturity Date (or such earlier date on which the Total Revolving Loan Commitment has been terminated) computed at a rate for each day equal to the Applicable RL Commitment Commission Percentage on the daily Unutilized Revolving Loan Commitment of such

Non-Defaulting Lender. Accrued RL Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated.

          (d) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Multiple Draw II Term Loan Lender with a Multiple Draw II Term Loan Commitment under a Multiple Draw II Term Loan Sub-Facility such facility fees, commitment commission and other amounts, if any, as are specified in the Multiple Draw II Term Loan Commitment Agreement for the respective Multiple Draw II Term Loan Sub-Facility, with such facility fees, commitment commission and other amounts, if any, to be payable at the times set forth in such Multiple Draw II Term Loan Commitment Agreement.

          (e) The Borrower agrees to pay to the Administrative Agent for distribution to each RL Lender (based on each such RL Lender's respective RL Percentage) a fee in respect of each Letter of Credit (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect with respect to Revolving Loans that are maintained as Eurodollar Loans on the daily Stated Amount of each such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (f) The Borrower agrees to pay to the Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum on the daily Stated Amount of such Letter of Credit, provided that in any event the minimum amount of the Facing Fee payable in any 12 month period for each Letter of Credit shall be $500; it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12 month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof. Except as otherwise provided in the proviso to the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (g) The Borrower agrees to pay to the Issuing Lender, for its own account, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which the Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

          (h) The Borrower agrees to pay to each Agent, for its respective account, such other fees as have been agreed to in writing by the Borrower and such Agent.

          3.02 Voluntary Termination of Multiple Draw I Term Loan Commitments, Multiple Draw II Term Loan Commitments, Unutilized Revolving Loan Commitments.
(a) At any time after the Initial Borrowing Date and prior to the termination of the Total Multiple Draw I Term Loan Commitment, upon at least three Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Multiple Draw I Term Loan Commitment then in effect, in whole or in part, pursuant to this Section 3.02(a), in a minimum amount of $1,000,000, or an integral multiple of $1,000,000 in excess thereof in the case of partial reductions to the Total Multiple Draw I Term Loan Commitment, provided that each such reduction shall apply (1) first, proportionately to permanently reduce the Multiple Draw I Sub-Tranche C Term Loan Commitment of each Lender with such a Commitment, (2) second, to the extent the amount of the reduction to the Total Multiple Draw I Term Loan Commitment exceeds the Total Multiple Draw I Sub-Tranche C Term Loan Commitment as in effect immediately before the respective reduction, proportionately to permanently reduce the Multiple Draw I Sub-Tranche B Term Loan Commitment of each such Lender with such a Commitment and (3) third, to the extent the amount of the reduction to the Total Multiple Draw I Term Loan Commitment exceeds the sum of the Total Multiple Draw I Sub-Tranche C Term Loan Commitment and the Total Multiple Draw I Sub-Tranche B Term Loan Commitment as in effect immediately before the respective reduction, proportionately to permanently reduce the Multiple Draw I Sub-Tranche A Term Loan Commitment of each Lender with such a Commitment.

          (b) At any time after any Multiple Draw II Term Loan Commitments have been provided pursuant to Section 1.14, and prior to the termination of the Total Multiple Draw II Term Loan Commitment, upon at least three Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Multiple Draw II Term Loan Commitment then in effect, in whole or in part, pursuant to this Section 3.02(b), in a minimum amount of $1,000,000, or an integral multiple of $1,000,000 in excess thereof in the case of partial reductions to the Total Multiple Draw II Term Loan Commitment, provided that each such reduction shall apply (1) first, proportionately to permanently reduce the Multiple Draw II Sub-Tranche B Term Loan Commitment of each Lender with such a Commitment and
(2) second, to the extent the amount of the reduction to the Total Multiple Draw II Term Loan Commitment exceeds the Total Multiple Draw II Sub-Tranche B Term Loan Commitment as in effect immediately before the respective reduction, proportionately to permanently reduce the Multiple Draw II Sub-Tranche A Term Loan Commitment of each Lender with such a Commitment.

          (c) Upon at least three Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, pursuant to this Section 3.02(c), in an integral multiple of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender.

          (d) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower may, subject to its compliance with the requirements of Section 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate all of the Commitments of such Lender, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts) and such Lender's RL Percentage of all outstanding Letters of Credit is cash collateralized in a manner satisfactory to the Administrative Agent and the Issuing Lender, and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such repaid Lender.

          3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Commitments of each Lender) shall terminate in its entirety on May 15, 1999 unless the Initial Borrowing Date has occurred on or before such date.

          (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Multiple Draw I Sub-Tranche A Term Loan Commitment (and the Multiple Draw I Sub-Tranche A Term Loan Commitment of each Lender) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of Multiple Draw I Sub-Tranche A Term Loans on such date).

          (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Multiple Draw I Term Loan Commitment shall (i) be reduced on each Multiple Draw I Sub-Tranche B Term Loan Borrowing Date and each Multiple Draw Sub-Tranche C Term Loan Borrowing Date (in each case, after giving effect to the making of Multiple Draw I Term Loans on each such date) in an amount equal to the aggregate principal amount of Multiple Draw I Sub-Tranche B Term Loans and Multiple Draw I Sub-Tranche C Term Loans incurred on each such date, (ii) terminate in its entirety (to the extent not theretofore terminated) on the earlier of (x) 5:00 P.M. (New York City time) on the Multiple Draw I Term Loan Commitment Termination Date, whether or not any Multiple Draw I Term Loans are incurred on such date, (y) the Initial Multiple Draw II Term Loan Borrowing Date (after giving effect to the making of any Multiple Draw I Term Loans on such date) and (z) unless the Required Lenders otherwise agree, the date on which a Change of Control occurs, and (iii) be reduced from time to time to the extent required by Section 4.02.

          (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Multiple Draw II Term Loan Commitment shall (i) be reduced on each Multiple Draw II Term Loan Borrowing Date (after giving effect to the making of Multiple Draw II Term Loans on each such date) in an amount equal to the aggregate principal amount of Multiple Draw II Term Loans incurred on each such date, (ii) unless the Required Lenders otherwise agree, terminate in its entirety (to the extent not theretofore terminated) on the date on which a Change of Control occurs, and (iii) be reduced from time to time to the extent required by Section 4.02.

          (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the earlier of (i) the date on which a Change of Control occurs unless the Required Lenders otherwise agree and (ii) the Multiple Draw I/Revolver Maturity Date.

          (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Initial Borrowing Date upon which a mandatory repayment of Term Loans, a mandatory reduction to the Total Multiple Draw I Term Loan Commitment and/or a mandatory reduction to the Total Multiple Draw II Term Loan Commitment, in each such case pursuant to any of Sections 4.02(c) through (g), inclusive, is required (and exceeds the sum of (I) the aggregate principal amount of Term Loans then outstanding, (II) the Total Multiple Draw I Term Loan Commitment then in effect and (III) the Total Multiple Draw II Term Loan Commitment then in effect) or would be required if Term Loans were then outstanding and/or the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment was then in effect in an amount greater than $0, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the sum of (I) the aggregate principal amount of Term Loans then outstanding, (II) the Total Multiple Draw I Term Loan Commitment then in effect and (III) the Total Multiple Draw II Term Loan Commitment then in effect.

          (g) Upon any termination of the Total Multiple Draw I Term Loan Commitment pursuant to this Section 3.03, the Multiple Draw I Sub-Tranche A Term Loan Commitment, the Multiple Draw I Sub-Tranche B Term Loan Commitment and the Multiple Draw I Sub-Tranche C Term Loan Commitment of each Lender shall, concurrently with such termination, be terminated in its entirety. Each reduction to the Total Multiple Draw I Term Loan Commitment pursuant to Section 3.03(c)(i) shall apply to reduce the relevant Commitments pursuant to which the respective Tranche or Tranches of the Multiple Draw I Term Loans are being made by an amount which is equal to the Loans of such Tranche being made at such time, with (x) the Multiple Draw I Sub-Tranche B Term Loan Commitment of each Lender to be reduced by the principal amount of the Multiple Draw I Sub-Tranche B Term Loan made by such Lender on such date and (y) the Multiple Draw I Sub-Tranche C Term Loan Commitment of each Lender to be reduced by the principal amount of the Multiple Draw I Sub-Tranche C Term Loan made by such Lender on such date.

          (h) Upon any termination of the Total Multiple Draw II Term Loan Commitment pursuant to this Section 3.03, the Multiple Draw II Sub-Tranche A Term Loan Commitment and the Multiple Draw II Sub-Tranche B Term Loan Commitment of each Lender shall, concurrently with such termination, be terminated in its entirety. Each reduction to the Total Multiple Draw II Term Loan Commitment pursuant to Section 3.03(d)(i) shall apply to reduce the relevant Commitments pursuant to which the respective Tranche or Tranches of the Multiple Draw II Term Loans are being made by an amount which is equal to the Loans of such

Tranche being made at such time, with (x) the Multiple Draw II Sub-Tranche A Term Loan Commitment of each Lender to be reduced by the principal amount of the Multiple Draw II Sub-Tranche A Term Loan made by such Lender on such date and (y) the Multiple Draw II Sub-Tranche B Term Loan Commitment of each Lender to be reduced by the principal amount of the Multiple Draw II Sub-Tranche B Term Loan made by such Lender on such date.

          (i) Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to permanently reduce the Revolving Loan Commitment of each Lender with such a Commitment.

          SECTION 4. Prepayments; Payments; Taxes.

          4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York City time) at the Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Loans, which notice (in each case) shall specify whether Multiple Draw I Term Loans, Multiple Draw II Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, and which notice the Administrative Agent shall, except in the case of Swingline Loans, promptly transmit to each of the Lenders; (ii)
(x) each partial prepayment of Term Loans pursuant to this Section 4.01(a) shall be in an aggregate principal amount of at least $5,000,000, (y) each partial prepayment of Revolving Loans pursuant to this Section 4.01(a) shall be in an aggregate principal amount of at least $1,000,000 and (z) each partial prepayment of Swingline Loans pursuant to this Section 4.01(a) shall be in an aggregate principal amount of at least $500,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) each prepayment pursuant to this
Section 4.01(a) in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Revolving Loan of a Defaulting Lender; (iv) each voluntary prepayment of Term Loans pursuant to this Section 4.01(a) shall be applied pro rata to each Tranche of outstanding Term Loans, with the Multiple Draw I Term Loans to be allocated the Multiple Draw I Term Loan Percentage of the amount of such prepayment and the Multiple Draw II Term Loans to be allocated the Multiple Draw II Term Loan Percentage of the amount of such prepayment; (v) each voluntary prepayment of any Multiple Draw I Term Loans pursuant to this Section 4.01(a) occurring after the Multiple Draw I Term Loan Commitment Termination Date shall be applied to reduce the then remaining Scheduled Repayments of Multiple Draw I Term Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto); and (vi) each voluntary prepayment of any Multiple Draw II Term Loans pursuant to this Section

4.01(a) shall be applied on a pro rata basis to the Multiple Draw II Term Loans then outstanding pursuant to the various Multiple Draw II Term Loan Sub-Facilities and, within each Multiple Draw II Term Loan Sub-Facility such payments shall be applied to reduce the respective Scheduled Repayments applicable thereto on a pro rata basis (based upon the then remaining unpaid principal amount of such Scheduled Repayments after giving effect to all prior reductions thereto); provided that (x) if the Scheduled Repayments applicable to any Multiple Draw II Term Loan Sub-Facility are expressed as a percentage of the principal amount of Multiple Draw II Term Loans outstanding thereunder as of a given date, voluntary prepayments shall only reduce such Scheduled Repayments if same occur after such specified date and (y) the provisions contained above in this clause (vi), to the extent relating to the application of voluntary repayments to the Scheduled Repayments applicable to any Multiple Draw II Term Loan Sub-Facility, shall be subject to any contrary agreements with respect thereto contained in the relevant Multiple Draw II Term Loan Commitment Agreements.

          (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower may, upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender in accordance with, and subject to the requirements of, said Section 13.12(b) so long as (I) in the case of the repayment of Revolving Loans of any Lender pursuant to this Section 4.01(b),
(x) the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(d) (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (y) such Lender's RL Percentage of all outstanding Letters of Credit is cash collateralized in a manner satisfactory to the Administrative Agent and the Issuing Lender, (II) in the case of the repayment of Term Loans of any Lender pursuant to this Section 4.01(b), the Multiple Draw I Term Loan Commitment (and each of the related Commitments) of such Lender and the Multiple Draw II Term Loan Commitment (and each of the related Commitments) of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(d) (to the extent not theretofore terminated) (at which time Schedule I shall be deemed modified to reflect the changed Commitments), and (III) the consents, if any, required under Section 13.12(b) in connection with the repayment pursuant to this clause (b) have been obtained.

          4.02 Mandatory Repayments and Commitment Reductions. (a) On any day on which the sum of (I) the aggregate outstanding principal amount of all Revolving Loans (after giving effect to all other repayments thereof on such date), (II) the aggregate outstanding principal amount of all Swingline Loans (after giving effect to all other repayments thereof on such date) and (III) the aggregate amount of all Letter of Credit Outstandings exceeds the Total Available Revolving Loan Commitment at such time, the Borrower shall prepay on such day the principal of Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are outstanding, Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Available Revolving Loan Commitment at such time, the Borrower shall pay to the Administrative Agent at the

Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to the Issuing Lender and the Lenders hereunder in a cash collateral account to be established by the Administrative Agent.

          (b) (i) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Multiple Draw I Term Loans, to the extent then outstanding, as is equal to the product of (i) the aggregate principal amount of all Multiple Draw I Term Loans outstanding on the Multiple Draw I Term Loan Commitment Termination Date (after giving effect to any Multiple Draw I Term Loans made on such date) and (ii) the respective percentage set forth opposite each such date below (each such repayment, as the same may be reduced as provided in Sections 4.01(a) and 4.02(h), a "Multiple Draw I Term Loan Scheduled Repayment"):

     Multiple Draw I Term Loan
     Scheduled Repayment Date                            Percentage
     ------------------------                            ----------
     March 31, 2002                                           16.6%
     June 30, 2002                                            16.6%
     September 30, 2002                                       16.6%
     December 31, 2002                                        16.6%

     March 31, 2003                                           16.6%
     Multiple Draw I/Revolver   Maturity Date
                                                                17%

          (ii) In addition to any other mandatory repayments pursuant to this
Section 4.02, the Borrower shall be required to repay the principal amount of Multiple Draw II Term Loans made under each Multiple Draw II Term Loan Sub-Facility on the dates and in the amounts set forth in the respective Multiple Draw II Term Loan Commitment Agreement or Agreements for such Multiple Draw II Term Loan Sub-Facility (each such repayment as the same may be reduced as provided in Sections 4.01(a) and 4.02(h), a "Multiple Draw II Term Loan Scheduled Repayment"; with the Multiple Draw I Term Loan Scheduled Repayments and the Multiple Draw II Term Loan Scheduled Repayments being collectively referred to as the "Scheduled Repayments"), provided that in no event may the Weighted Average Life to Maturity of any Multiple Draw II Term Loan Sub-Facility (for this purpose, calculated assuming that all Multiple Draw II Term Loans permitted to be incurred pursuant to such Multiple Draw II Term Loan Sub-Facility have been incurred) be permitted to be less than the Weighted Average Life to Maturity applicable to the Multiple Draw I Term Loans (for this purpose, calculated assuming that all Multiple Draw I Term Loans permitted to be incurred pursuant to this Agreement have been incurred).

          (c) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each date on or after the Initial Borrowing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any capital contribution or any sale or issuance of its equity (other than cash proceeds received (i) from the issuance by the Borrower of shares of its common stock (including as a result of the exercise of any options with regard thereto), or options to purchase shares of its common stock, to officers, directors and employees of the Borrower and its Subsidiaries, (ii) from the exercise of any warrants to purchase common stock of the Borrower outstanding on the Effective Date, so long as the aggregate amount excluded pursuant to this clause (ii) does not exceed $4,000,000, (iii) from the issuance by any Foreign Subsidiary of shares of its common stock, so long as the aggregate amount excluded pursuant to this clause (iii) does not exceed $5,000,000 or (iv) from equity contributions to any Subsidiary of the Borrower to the extent made by the Borrower or another Subsidiary of the Borrower), an amount equal to 50% of the Net Equity Proceeds of such capital contribution or sale or issuance of equity shall be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment in accordance with the requirements of Sections 4.02(h) and (i).

          (d) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each date on or after the Initial Borrowing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04 as such Section is in effect on the Effective
Date), an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment in accordance with the requirements of Sections 4.02(h) and
(i).

          (e) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each date on or after the Initial Borrowing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment in accordance with the requirements of Sections 4.02(h) and (i); provided that with respect to no more than $5,000,000 in the aggregate of cash proceeds from Asset Sales in any fiscal year of the Borrower, the Net Sale Proceeds therefrom shall not be required to be so applied on such date so long as no Default or Event of Default then exists and the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 9.15(a) within 180 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that if all or any portion of such Net Sale Proceeds not required to be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment are not so reinvested in assets used or to be used in the businesses referred to in Section 9.15(a) within such 180-day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term

Loan Commitment or the Total Multiple Draw II Term Loan Commitment as provided above in this Section 4.02(e) without regard to this proviso.

          (f) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each Excess Cash Payment Date, an amount equal to 75% of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment in accordance with the requirements of Sections 4.02(h) and (i).

          (g) In addition to any other mandatory repayments pursuant to this
Section 4.02, within 10 days following each date on or after the Initial Borrowing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Recovery Event, an amount equal to 100% of the Net Insurance Proceeds from such Recovery Event shall be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment in accordance with the requirements of Sections 4.02(h) and (i), provided that so long as no Default or Event of Default then exists and such Net Insurance Proceeds do not exceed (A) in the case of any Recovery Event when the aggregate amount of outstanding Loans and Letter of Credit Outstandings is less than $50,000,000 at such time, $20,000,000 and (B) in the case of any Recovery Event when the aggregate amount of outstanding Loans and Letter of Credit Outstandings is equal to or greater than $50,000,000 at such time, $10,000,000, such Net Insurance Proceeds (in either case) shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Insurance Proceeds shall be used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 270 days following the date of the receipt of such Net Insurance Proceeds (which certificate shall set forth the estimates of the Net Insurance Proceeds to be so expended), and provided further, that
(i) if the amount of such Net Insurance Proceeds exceeds (x) in the case of Recovery Events described in clause (A) above, $20,000,000 or (y) in the case of Recovery Events described in clause (B) above, $10,000,000 then (in either case), the entire amount of such Net Insurance Proceeds (and not only the portion thereof in excess of $20,000,000 or $10,000,000, as the case may be), shall be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment as provided above in this Section 4.02(g) and (ii) if all or any portion of such Net Insurance Proceeds not required to be applied as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment pursuant to the preceding proviso are not so used within 270 days after the date of the receipt of such Net Insurance Proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans and/or as a mandatory reduction to the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment as provided above in this Section 4.02(g) without regard to the preceding proviso.

          (h) Each amount required to be applied to outstanding Term Loans, the Total Multiple Draw I Term Loan Commitment and/or the Total Multiple Draw II Term Loan Commitment pursuant to Sections 4.02(c), (d), (e), (f) and (g) shall be applied (1) first, as a mandatory prepayment of outstanding Term Loans pro rata to each Tranche of Term Loans, with the Multiple Draw I Term Loans to be allocated the Multiple Draw I Term Loans Percentage of the amount of such prepayment and the Multiple Draw II Term Loans to be allocated the Multiple Draw II Term Loan Percentage of the amount of such prepayment; (2) second, to the extent that all outstanding Term Loans have been repaid, to reduce the Total Multiple Draw I Term Loan Commitment as provided below; and (3) third, to the extent all outstanding Term Loans have been repaid and the Total Multiple Draw I Term Loan Commitment has been reduced to zero, to reduce the Total Multiple Draw II Term Loan Commitment as provided below. Each amount required to be applied to reduce the Total Multiple Draw I Term Loan Commitment pursuant to Sections 4.02(c), (d), (e), (f) and (g) shall be applied pro rata to the related Commitments, with the Total Multiple Draw I Sub-Tranche A Term Loan Commitment to be allocated the Multiple Draw I Sub-Tranche A Term Loan Commitment Percentage of the amount of such prepayment, the Total Multiple Draw I Sub-Tranche B Term Loan Commitment to be allocated the Multiple Draw I Sub-Tranche B Term Loan Commitment Percentage of such prepayment and the Total Multiple Draw I Sub-Tranche C Term Loan Commitment to be allocated the Multiple Draw I Sub-Tranche C Term Loan Commitment Percentage of such prepayment. Each amount required to be applied to reduce the Total Multiple Draw II Term Loan Commitment pursuant to Sections 4.02(c), (d), (e), (f) and (g) shall be applied pro rata to the related Commitments, with the Total Multiple Draw II Sub-Tranche A Term Loan Commitment to be allocated the Multiple Draw II Sub-Tranche A Term Loan Commitment Percentage of such prepayment and the Total Multiple Draw II Sub-Tranche B Term Loan Commitment to be allocated the Multiple Draw II Sub-Tranche B Term Loan Commitment of such prepayment. Each amount applied as described in the two preceding sentences to reduce the Total Multiple Draw I Sub-Tranche C Term Loan Commitment, the Total Multiple Draw I Sub-Tranche B Term Loan Commitment, the Total Multiple Draw I Sub-Tranche A Term Loan Commitment, the Total Multiple Draw II Sub-Tranche B Term Loan Commitment or the Total Multiple Draw II Sub-Tranche A Term Loan Commitment shall be applied on a pro rata basis to reduce the related Commitments of the various Lenders. The amount of each principal repayment made as required by said Sections 4.02(c), (d), (e), (f) and (g) and, in accordance with the requirements of this clause (h), applied to the repayment of (i) Multiple Draw I Term Loans after the Multiple Draw I Term Loan Commitment Termination Date, shall be applied to reduce the then remaining Scheduled Repayments of such Multiple Draw I Term Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto) or (ii) Multiple Draw II Term Loans, shall be applied on a pro rata basis to the Multiple Draw II Term Loans then outstanding pursuant to the various Multiple Draw II Term Loan Sub-Facilities and, within each Multiple Draw II Term Loan Sub-Facility such payments shall be applied to reduce the respective Scheduled Repayments applicable thereto on a pro rata basis (based upon the then remaining unpaid principal amount of such Scheduled Repayments after giving effect to all prior reductions thereto); provided that
(x) if the Scheduled Repayments applicable to any Multiple Draw II Term Loan Sub-Facility are expressed as a percentage of the principal amount of Multiple Draw II Term Loans outstanding thereunder as of a given date, voluntary prepayments shall only reduce such Scheduled Repayments if same occur after such specified date and (y) the provisions contained above in this clause (ii), to the extent relating to the application of mandatory repayments to the Scheduled Repayments applicable to any Multiple Draw II Term Loan Sub-Facility, shall be subject to any contrary agreements with respect thereto contained in the relevant Multiple Draw II Term Loan Commitment Agreements.

          (i) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

          (j) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (i) all then outstanding Loans (other than Swingline Loans) of any Tranche shall be repaid in full on the respective Maturity Date for such Tranche of Loans, (ii) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (iii) unless, the Required Lenders otherwise agree, all then outstanding Loans shall be repaid in full on the date on which a Change of Control occurs.

          4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York City time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          4.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

          (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date or, in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04(b) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause
(i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms), or Form W-8 (or successor form) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or such Lender shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in
Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

          (c) If the Borrower pays any additional amount under this Section
4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit;
(ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to the Borrower pursuant to this Section 4.04(c) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this Section 4.04 without any exclusions or defenses; and (iii) nothing in this Section 4.04(c) shall require any Lender to disclose any confidential information to the Borrower (including, without limitation, such Lender's tax returns).

          SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date. The obligation of each Lender to make Loans, and the obligation of the Issuing Lender to issue Letters of Credit, on the Initial Borrowing Date, is subject at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

          5.01 Execution of Agreement; Notes. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that has requested same the appropriate Multiple Draw I Term Note and/or Revolving Note executed by the Borrower and, to the extent requested by the Swingline Lender, the Swingline Note executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein.

          5.02 Officer's Certificate. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date and signed on behalf of the Borrower by the Chairman of the Board, the President or any Vice President of the Borrower, certifying on behalf of the Borrower that all of the conditions in Sections 5.06, 5.07, 5.08 and 6.01 have been satisfied on such date.

          5.03 Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received (i) from Davis Polk & Wardwell, counsel to the Borrower and its Subsidiaries, an opinion addressed to the Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit F-1 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, (ii) from Frederick G. Anderson, Esq., General Counsel to the Borrower, an opinion addressed to the Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit F-2 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (iii) from Paul, Weiss, Rifkind, Wharton & Garrison, special FCC counsel to the Borrower and its Subsidiaries, an opinion addressed to the Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date covering matters set forth in Exhibit F-3 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

          5.04 Corporate Documents; Proceedings; etc. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate from the Borrower and each Subsidiary thereof, dated the Initial Borrowing Date, signed by the Chairman of the Board, the President, any Vice President or, in the case of any certificate from any Subsidiary of the Borrower only, the Secretary of each such Person, and attested to by the Secretary or any Assistant Secretary of such Person, in the form of Exhibit G with appropriate insertions, together with copies of the certificate of incorporation (or equivalent organizational document) and by-laws of such Person and the resolutions of such Person referred to in such certificate, and each of the foregoing shall be in form and substance reasonably acceptable to the Agents.

          (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which either Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (c) On the Initial Borrowing Date, the corporate, ownership and capital structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by the Borrower or any of its Subsidiaries) of the Borrower and its Subsidiaries shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

          5.05 Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Non-Compete Agreements; Existing Indebtedness Agreements. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the following documents:

          (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other material "employee benefit plans," as defined in Section 3(3) of ERISA, and any other agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in Section 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such Plan);

          (ii) all material agreements entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements");

          (iii) all material agreements with members of, or with respect to, the management of the Borrower or any of its Subsidiaries (collectively, the "Management Agreements");

          (iv) all material employment agreements entered into by the Borrower, any of its Subsidiaries (collectively, the "Employment Agreements");

          (v) the form of non-compete agreements entered into by the Borrower or any of its Subsidiaries or any of their respective employees (the "Non-Compete Agreement"); and

          (vi) all agreements evidencing or relating to Indebtedness of the Borrower or any of its Subsidiaries which is to remain outstanding after giving effect to the incurrence of Loans on the Initial Borrowing Date (collectively, the "Existing Indebtedness Agreements");

all of which Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, the Non-Compete Agreement and Existing Indebtedness Agreements shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

          5.06 Existing Credit Agreement. (a) On the Initial Borrowing Date, the total commitments in respect of the Existing Credit Agreement shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full (together with interest thereon), all letters of credit issued thereunder shall have been terminated (or fully supported with Letters of Credit issued hereunder) and all other amounts (including premiums) owing pursuant to the Existing Credit Agreement shall have been repaid in full and all documents in respect of the Existing Credit Agreement and all guarantees with respect thereto shall have been terminated (except as to indemnification and similar provisions, which may survive to the extent provided therein) and be of no further force and effect.

          (b) On the Initial Borrowing Date, the creditors in respect of the Existing Credit Agreement shall have terminated and released all security interests and Liens on the assets owned by the Borrower and its Subsidiaries. The Administrative Agent shall have received such releases of security interests in, and Liens on, the assets owned by the Borrower and its Subsidiaries as may have been requested by the Agents, which releases shall be in form and substance reasonably satisfactory to the Agents. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Borrower or any of its Subsidiaries in connection with the security interests created with respect to the Existing Credit Agreement and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any Real Property, patents, trademarks, copyrights, or similar interests of the Borrower or any of is Subsidiaries on which filings have been made, and (iii) all collateral owned by the Borrower or any of its Subsidiaries in the possession of any of the creditors in respect of the Existing Credit Agreement or any collateral agent or trustee under any related security document shall have been returned to the Borrower or such Subsidiary, as the case may be.

          (c) The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Agents, that the matters set forth in Sections 5.06(a) and (b) have been satisfied as of the Initial Borrowing Date.

          5.07 Adverse Change, etc. (a) Since December 31, 1998, nothing shall have occurred (and no Agent nor any Lender shall have become aware of any facts or conditions not previously known, whether as a result of their due diligence investigations or otherwise) which either Agent or the Required Lenders shall reasonably determine (i) has had, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Lenders or any Agent, or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document or (ii) has had, or could reasonably be expected to have, a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          (b) On or prior to the Initial Borrowing Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents (including, without limitation, all FCC approvals and/or consents) in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the transactions contemplated by the Credit Documents or otherwise referred to herein or therein.

          5.08 Litigation. On the Initial Borrowing Date, there shall be no actions, suits or proceedings pending or threatened (i) with respect to this Agreement or any other Credit Document or (ii) which either Agent or the Required Lenders shall reasonably determine could reasonably be expected to have a material adverse effect on (a) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (b) the rights or remedies of the Lenders or any Agent hereunder or under any other Credit Document or (c) the ability of any Credit Party to perform its respective obligations to the Lenders or any Agent hereunder or under any other Credit Document.

          5.09 Pledge Agreement. On the Initial Borrowing Date, the Borrower shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Certificated Securities, if any, referred to therein and owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Certificated Securities and (y) together with executed and undated stock powers in the case of capital stock constituting Certificated Securities.

          5.10 Security Agreement. On the Initial Borrowing Date, the Borrower shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of the Borrower's present and future Security Agreement Collateral, together with:

          (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

          (ii) to the extent received by the Borrower, certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name the Borrower or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name the Borrower or any of its Subsidiaries as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law fully executed for filing);

          (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement; and

          (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

          5.11 Officer's Certificate as to "Senior Indebtedness" under the 11-1/4% Senior Subordinated Discount Notes. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date and signed on behalf of the Borrower by the Chairman of the Board, the President or any Vice President of the Borrower certifying that this Agreement and the incurrence of all Loans and the issuance of all Letters of Credit as permitted under this Agreement are, and when incurred or issued will be, permitted under Sections 4.03 and 4.04 of the 11-1/4% Senior Subordinated Discount Note Indenture.

          5.12 Board Approval. On or prior to the Initial Borrowing Date, a majority of the disinterested members of the Board of Directors of the Borrower shall have approved the execution, delivery and performance by the Borrower of each of the Credit Documents to which it is a party, and the Administrative Agent shall have received evidence, in form and substance satisfactory to it, of such approval.

          5.13 Financial Statements; Pro Forma Balance Sheet; Projections. On or prior to the Initial Borrowing Date, the Administrative Agent shall have received true and correct copies of the historical financial statements and the Projections referred to in Sections 7.05(a) and (d), which historical financial statements and Projections shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

          5.14 Solvency Certificate; Insurance Certificates. On the Initial Borrowing Date, the Borrower shall have delivered to the Administrative Agent:

          (i) a solvency certificate from a financial officer of the Borrower in the form of Exhibit J; and

          (ii) certificates of insurance complying with the requirements of
     Section 8.03 for the business and properties of the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Agents and naming the Collateral Agent as an additional insured and as loss payee, and stating that such insurance shall not be canceled without at least 30 days prior written notice by the insurer to the Collateral Agent (or at least 10 days in the case of nonpayment of premium).

          5.15 Fees, etc. On the Initial Borrowing Date, the Borrower shall have paid to each Agent and each Lender all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to such Agent and such Lender to the extent then due.

          SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date and the Initial Multiple Draw II Term Loan Borrowing Date but excluding any Mandatory Borrowings made pursuant to Section 1.01(e)), and the obligation of the Issuing Lender to issue Letters of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

          6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          6.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan (other than a Swingline Loan or a Revolving Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice referred to in Section 1.03(b)(i).

          (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.03(a).

          6.03 Advanced Messaging Units Thresholds. (a) At the time of any Credit Event where, after giving effect to such Credit Event, the aggregate amount of Loans outstanding plus the Letter of Credit Outstandings will exceed $50,000,000, (i) the number of Advanced Messaging Units in service by the Borrower shall exceed 15,000 and (ii) the Borrower shall have delivered to the Administrative Agent an officer's certificate of the Borrower certifying the number of Advance Messaging Units in service by the Borrower at such time.

          (b) At the time of any Credit Event where, after giving effect to such Credit Event, the aggregate amount of Loans outstanding plus the Letter of Credit Outstandings at such time will exceed $75,000,000, (i) the number of Advanced Messaging Units in service by the Borrower shall exceed (x) in the case of any Credit Event which is an incurrence of Term Loans, the applicable Minimum Advanced Messaging Units Amount and (y) in the case of any Credit Event which is an incurrence of Revolving Loans, Swingline Loans or an issuance of a Letter of

Credit, 75,000 less any Migrated Units and (ii) the Borrower shall have delivered to the Administrative Agent an officer's certificate of the Borrower certifying as to the number of Advanced Messaging Units in service by the Borrower at such time.

          6.04 Officer's Certificate as to Compliance under the 11-1/4% Senior Subordinated Discount Notes and the 15% Senior Discount Notes. At the time of the making of any Multiple Draw II Term Loans, the Borrower shall have delivered to the Administrative Agent (i) an officer's certificate of the Borrower (accompanied by any required financial calculations in reasonable detail) and (ii) to the extent reasonably requested by either Agent, an opinion in form and substance satisfactory to the Agents from counsel to the Borrower satisfactory to the Agents certifying (or, in the case of preceding clause
(ii), opining) that the incurrence of such Multiple Draw II Term Loans will not violate the terms of either the 11-1/4% Senior Subordinated Discount Note Documents or the 15% Senior Discount Note Documents.

          6.05 Special Conditions To Multiple Draw II Term Loans. At the time of the making of any Multiple Draw II Term Loans, (i) each Lender making any Multiple Draw II Term Loans which has theretofore requested that a promissory note with respect thereto be executed and delivered in accordance with the requirements of Section 1.05 shall have received its respective Multiple Draw II Term Note executed (and appropriately completed) in accordance with the relevant requirements of Section 1.05 and (ii) any additional conditions with respect to the relevant Multiple Draw II Term Loan Sub-Facility specified in the respective Multiple Draw II Term Loan Commitment Agreements shall have been satisfied.

          The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to Credit Events on the Initial Borrowing Date) and in this Section 6 (with respect to Credit Events on or after the Initial Borrowing Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in
Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

          SECTION 7. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the Initial Borrowing Date and on the date of each such other Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          7.01 Corporate Status. Each of the Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.02 Corporate and Other Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

          7.04 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (i) those that have otherwise been obtained or made on or prior to the Initial Borrowing Date and which remain in full force and effect on the Initial Borrowing Date or (ii) filings and recordings required to perfect the security interests under the Security Documents and releases of certain existing liens on assets of the Borrower or any of its Subsidiaries, in each case which shall be made within 10 days following the Initial Borrowing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

          7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The consolidated balance sheet of the Borrower and its Subsidiaries for its fiscal year ended on December 31, 1998 and the related consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the fiscal year ended on such date, copies of which have been furnished to the Lenders prior to the Initial Borrowing Date, present fairly in all material respects the financial position of the Borrower and its Subsidiaries at the dates of such balance sheet and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods covered thereby. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except, in the case of the aforementioned quarterly financial statements, for normal year-end audit adjustments and the absence of footnotes). After giving effect to the transactions contemplated herein (but for this purpose assuming that such transactions and the related financing had occurred prior to December 31, 1998), since December 31, 1998, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          (b) On and as of the Initial Borrowing Date and after giving effect to the transactions contemplated herein and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Borrower in connection therewith (i) the sum of the assets, at a fair valuation, of each of the Borrower on a stand-alone basis and of the Borrower and its Subsidiaries taken as a whole will exceed its debts; (ii) each of the Borrower on a stand-alone basis and the Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and
(iii) each of the Borrower on a stand-alone basis and the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Initial Borrowing Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole. As of the Initial Borrowing Date, the Borrower does not know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole.

          (d) The Projections delivered to the Agents and the Lenders prior to the Initial Borrowing Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

          7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document, (ii) with respect to any material Indebtedness of the Borrower or any of its Subsidiaries or (iii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of any Credit Party in writing to any Agent or any Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

          7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Multiple Draw I Term Loans and Revolving Loans will be used by the Borrower (i) to refinance the Existing Credit Agreement and to pay fees and expenses related thereto, (ii) to fund the buildout of the Borrower's "NPCS" network and related equipment and (iii) for working capital and general corporate purposes of the Borrower and its Subsidiaries.

          (b) All proceeds of the Multiple Draw II Term Loans will be used by the Borrower (i) to fund the buildout of the Borrower's "NPCS" network and related equipment, (ii) to finance the redemption, repurchase or other retirement of outstanding 15% Senior Discount Notes in an aggregate principal amount not to exceed $50,000,000 and (iii) for working capital and general corporate purposes of the Borrower and its Subsidiaries.

          (c) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          7.09 Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. Each of the Borrower and each of its Subsidiaries has at all times paid, or have provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state, local and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower threatened, by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. As of the Initial Borrowing Date, neither the Borrower nor any of its Subsidiaries has entered into an agreement (other than the Consent Extending the Time for Assessment of Taxes, dated as of January 11, 1999, between the Borrower and the Commonwealth of Massachusetts Department of Revenue Audit Division) or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

          7.10 Compliance with ERISA. (i) Schedule IV sets forth, as of the Initial Borrowing Date, each Plan. Each Plan (and each related trust, insurance contract or fund) is in compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code except to the extent that any failure to so comply would not result in a material liability to the Borrower, any of its Subsidiaries or any ERISA Affiliates; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability except to the extent that any such Unfunded Current Liability could not reasonably be expected to result in a material liability to the Borrower, any of its Subsidiaries or any ERISA Affiliates; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made except to the extent that any failure to do so would not result in a material liability to the Borrower, any of its Subsidiaries or any ERISA Affiliates; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such material liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or, to the knowledge of the Borrower, threatened except to the extent that any such action, suit, proceeding, hearing, audit or investigation would not result in a material liability to the Borrower or any of its Subsidiaries; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed an amount that is material to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code except as would not result in any material liability; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations to the Agents and the Lenders hereunder.

          (ii) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities except to the extent that any failure to do so would not result in a material liability to the Borrower or any of its Subsidiaries. All contributions required to be made with respect to a Foreign Pension Plan have been timely made except to the extent that any failure to do so would not result in a material liability to the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrowers' recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by more than an amount that is material to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate.

          7.11 The Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the

Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected first (or, in the case of the "Collateral" under, and as defined in, the Vendor Financing Agreement, a second) lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of (x) the Grant of Security Interest in U.S. Patents and (y) the Grant of Security Interest in U.S. Trademarks in the form attached to the Security Agreement, in each case in the United States Patent and Trademark Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, as may be perfected by such filings and recordation, a perfected security interest in the United States trademarks and patents covered by the Security Agreement, and the recordation of the Grant of Security Interest in U.S. Copyrights in the form attached to the Security Agreement with the United States Copyright Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, as may be perfected by such filings and recordation, a perfected security interest in the United States copyrights covered by the Security Agreement.

          (b) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors, under the Pledge Agreement constitute first priority perfected security interests in the Pledge Agreement Collateral described in the Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledge Agreement Collateral under the Pledge Agreement.

          7.12 Properties. All Real Property owned or leased by the Borrower or any of its Subsidiaries as of the Initial Borrowing Date (other than such Real Property consisting of the Borrower's or any of its Subsidiaries' transmitter sites), and the nature of the interest therein, is correctly set forth in
Schedule III. Each of the Borrower and each of its Subsidiaries has good and marketable title to all material properties owned by them, including all property reflected in Schedule III and in the balance sheets referred to in
Section 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Liens.

          7.13 Capitalization. (a) As of December 31, 1998, the authorized capital stock of the Borrower consists of (i) 60,000,000 shares of Class A common stock, $.0001 par value per share, of which 34,536,512 shares are issued and outstanding, (ii) 12,000,000 shares of Class B common stock, $.0001 par value per share, of which 3,809,363 shares are issued and outstanding, (iii) 2,000,000 shares of Class C common stock, $.0001 par value per share, of which 1,428,472 shares are issued and outstanding, (iv) 1,000,000 shares of Class D common stock, $.0001 par value per share, of which 623,945 shares are issued and outstanding and (v) 10,000,000 shares of preferred stock, $.0001 par value per share, of which no shares are issued and outstanding. All outstanding shares of the capital stock of the Borrower have been duly and validly issued and are fully paid and non-assessable. Except as set forth on Schedule V, on the Initial Borrowing Date, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except for options to purchase shares of the Borrower's common stock which may be issued from time to time.

          7.14 Subsidiaries. As of the Initial Borrowing Date, the corporations, partnerships and limited liability companies listed on Schedule VI are all of the Subsidiaries of the Borrower. Schedule VI correctly sets forth, as of the Initial Borrowing Date, the percentage ownership (direct or indirect) of the Borrower in each class of capital stock or other equity of each of its Subsidiaries and also identifies the direct owner thereof.

          7.15 Compliance with Statutes, etc. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business, the holding of the FCC Licenses, and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.16 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          7.17 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          7.18 Environmental Matters. (a) Each of the Borrower and each of its Subsidiaries has complied with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by the Borrower or any of its Subsidiaries of any Real Property no longer owned, leased or operated by the Borrower or any of its Subsidiaries) or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Borrower or any of its Subsidiaries, or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries (including, to the best knowledge of the Borrower, any Real Property formerly owned, leased or operated by the Borrower or any of its Subsidiaries but no longer owned, leased or operated by the Borrower or any of its Subsidiaries) or, to the best knowledge of the Borrower, any property adjoining or adjacent to any such Real Property that could be reasonably expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries or (ii) to cause any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

          (b) Neither the Borrower nor any of its Subsidiaries has at any time generated, used, treated or stored Hazardous Materials on, or transported Hazardous Materials to or from, any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment, storage or transportation has violated or could reasonably be expected to violate any Environmental Law or give rise to an Environmental Claim. Neither the Borrower nor any of its Subsidiaries has at any time Released any Hazardous Materials on or from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law.

          (c) Notwithstanding anything to the contrary in this Section 7.18, the representations and warranties made in this Section 7.18 shall not be untrue unless the effect of any or all conditions, violations, claims, restrictions, failures and noncompliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.19 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower or on the Borrower and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.20 Patents, Licenses, Franchises and Formulas. Each of the Borrower and each of its Subsidiaries owns or has the right to use all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.21 Indebtedness. Schedule VII sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of the Borrower and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after the Initial Borrowing Date (excluding the Loans, the Letters of Credit, the 11-1/4% Senior Subordinated Discount Notes, the 15% Senior Discount Notes and the Vendor Financing Agreement, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guarantees such debt.

          7.22 FCC Licenses. The License Subsidiaries hold all FCC licenses and authorizations as are necessary to the Borrower's business (collectively, the "FCC Licenses"). Each of the FCC Licenses has been validly issued and is in full force and effect. All FCC Licenses existing on the Initial Borrowing Date and their respective expiration dates are listed on Schedule VIII and true copies of all such material FCC Licenses, together with any and all modifications, amendments, and pending applications therefor or relating thereto, as of the Initial Borrowing Date have been furnished to the Administrative Agent. The Borrower has no knowledge of any condition imposed by the FCC as part of any FCC License which is neither set forth on the face thereof as issued by the FCC nor contained in the FCC Rules applicable generally to businesses of the type, nature, class or location of the Borrower and its Subsidiaries. The Borrower and its Subsidiaries are in compliance in all material respects with the terms and conditions of the FCC Licenses applicable generally to businesses of the type, nature, class or location of the Borrower and its Subsidiaries. The Borrower and its Subsidiaries are in compliance in all material respects with the terms and conditions of the FCC Licenses applicable to it and with the FCC Rules and the Communications Act. No proceedings are pending or are, to the best knowledge of the Borrower, threatened which may reasonably be expected to result in (i) the revocation, rescission, adverse modification, non-renewal or suspension of any of the FCC Licenses, (ii) the denial of any pending material applications, (iii) the issuance of any cease and desist order or (iv) the imposition of any material fines, forfeitures or other administrative actions by the FCC with respect to the Borrower or any of its Subsidiaries, other than proceedings affecting the wireless messaging services industry in general. All material reports, applications and other documents required to be filed by the Borrower or any of its Subsidiaries, as appropriate, with the FCC have in all material respects been timely filed and all such reports, applications and documents are true, correct and complete in all respects, and the Borrower has no knowledge of any matters (i) which could reasonably be expected to result in the adverse modification, suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on the Borrower or any of its Subsidiaries of any material fines or forfeitures by the FCC or (ii) which could reasonably be expected to result in the revocation, rescission, reversal or adverse modification of any of the Borrower's or any of its Subsidiaries' authorizations to operate as currently authorized as applicable, under the Communications Act, as well as the FCC Rules. There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to the Borrower or any of its Subsidiaries or any of their respective operations.

          7.23 Other Governmental Authorizations. In addition to the FCC Licenses issued by the FCC, the Borrower and its Subsidiaries hold all material licenses and authorizations issued by any other governmental entity necessary to operate their respective businesses (collectively, the "Governmental Authorizations"). Each of the Governmental Authorizations has been validly issued and is in full force and effect. The Governmental Authorizations as of the Initial Borrowing Date are listed on Schedule IX, with any expiration date for any such authorization identified on Schedule IX. The Borrower has no knowledge of any condition imposed by any governmental entity on any of the Governmental Authorizations which is neither set forth on the face thereof nor contained in the rules, policies, and regulations of the particular governmental entity issuing the authorization. The Borrower and its Subsidiaries have been and are in compliance in all material respects with the terms and conditions of the Governmental Authorizations applicable to them. Other than proceedings of a general nature, no proceedings are pending or are, to the best knowledge of the Borrower, threatened which may reasonably be expected to result in (i) the revocation, rescission, adverse modification, non-renewal or suspension of any Governmental Authorizations, (ii) the denial of any pending applications therefor, (iii) the issuance of any cease and desist order, or (iv) the imposition of any material fines, forfeitures, or other administrative actions by a governmental entity. All material reports, applications and other documents required to be filed by the Borrower or any of its Subsidiaries, as appropriate, with the governmental entity issuing a Government Authorization have in all material respects been timely filed, and all such reports, applications and documents are true, correct and complete in all material respects, and the Borrower has no knowledge of any matters which could reasonably be expected to result in (i) the suspension, revocation, rescission, adverse modification of or the refusal to renew any of the Governmental Authorizations or (ii) the imposition on the Borrower or any of its Subsidiaries of any material fines or forfeitures. There are no material unsatisfied or otherwise outstanding citations issued by any governmental entity with the respect to the Borrower or any of its Subsidiaries.

          7.24 Qualification. The Borrower has no knowledge of any fact which would, upon completion of the transactions contemplated herein, under present law (including the Communications Act) and present FCC Rules, disqualify the Borrower or any of its Subsidiaries as an assignee or transferee of the FCC Licenses or result in the imposition of any adverse condition on, or adverse modification of, the FCC Licenses, and the Borrower shall not take, or fail to take, any action which the Borrower knows or has reason to know would cause such disqualification, condition or modification. Should any facts which would cause such disqualification, condition, or modification become known to the Borrower, the Borrower will promptly notify the Administrative Agent in writing thereof.

          7.25 Insurance. Schedule X sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries as of the Initial Borrowing Date, with the amounts insured (and any deductibles) set forth thereon.

          7.26 Year 2000. All of the Borrower's and its Subsidiaries' Information Systems and Equipment are either Year 2000 Compliant, or any reprogramming, remediation or any other corrective action, including the internal testing of all such Information Systems and Equipment, will be completed by September 30, 1999. Further, to the extent that any such reprogramming, remediation or other corrective action is required, the cost thereof (as well as the cost of the reasonably foreseeable consequences of the failure to become Year 2000 Compliant) to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) will not have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          7.27 11-1/4% Senior Subordinated Discount Notes. The subordination provisions contained in the 11-1/4% Senior Subordinated Discount Notes and the other 11-1/4% Senior Subordinated Discount Note Documents are enforceable against the respective Credit Parties party thereto and the respective holders of the 11-1/4% Senior Subordinated Discount Notes and all Obligations are within the definitions of "Designated Senior Indebtedness" and "Senior Indebtedness" included in such subordination provisions. In addition, this Agreement constitutes the "Credit Agreement" under, and as defined in, the 11-1/4% Senior Subordinated Discount Note Indenture.

          7.28 License Subsidiaries. The License Subsidiaries have no significant assets other than the respective FCC Licenses held by them and any subsequent renewals thereof. In addition, all the FCC Licenses used in the business of the Borrower or any Subsidiary thereof shall be held by one or more of the License Subsidiaries.

          SECTION 8. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit created thereunder have terminated and the Loans, Notes and Unpaid Drawings (in each case together with interest thereon), Fees and all other Obligations (other than indemnities described in Section 13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

          8.01 Information Covenants. The Borrower will furnish to each Lender:

          (a) Monthly Reports. Within 30 days after the end of the first two fiscal months of each fiscal quarter of the Borrower (commencing with its fiscal month ending on April 30, 1999), (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month, all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) a certification of the number of (x) Advanced Messaging Units and (y) other wireless messaging devices in service by the Borrower, in each case on the last day of such fiscal month.

          (b) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower (commencing with its quarterly accounting period ending on March 31, 1999), (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, (ii) the consolidated statements of income attributable to each of Traditional Messaging Services and Advanced Messaging Services for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case in respect of clauses (i) and (ii) above setting forth comparative figures for the related periods in the prior fiscal year and comparable budgeted figures for such quarterly accounting period, all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes, (iii) management's discussion and analysis of the material operational and financial developments during such quarterly accounting period, and (iv) a certification of the number of (x) Advanced Messaging Units and (y) other wireless messaging devices in service by the Borrower, in each case on the last day of such quarterly accounting period.

          (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by Arthur Andersen LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Agents, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or an Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, (ii) the consolidated statements of income attributable to the Borrower's Traditional Messaging Services and Advanced Messaging Services for such fiscal year and setting forth comparative figures for the prior fiscal year, and (iii) management's discussion and analysis of the material operational and financial developments during such fiscal year.

          (d) Management Letters. Promptly after the Borrower's or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto.

          (e) Budgets and Projections. No later than 45 days following the first day of each fiscal year of the Borrower, a budget in form reasonably satisfactory to the Agents (including budgeted statements of income, sources and uses of cash and balance sheets) prepared by the Borrower (i) for each of the twelve months of such fiscal year prepared in detail and (ii) for each of the immediately three succeeding fiscal years prepared in summary form, in each case setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based.

          (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(b) and (c), a certificate of the chief financial officer of the Borrower certifying on behalf of the Borrower that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (I) set forth in reasonable detail the calculations required to establish (A) whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 4.02(e), 4.02(f) (to the extent delivered with the financial statements required by Section 8.01(c)), 4.02(g), 9.02(ii), 9.02(vi), 9.03, 9.04, 9.05 and 9.07 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be, (B) whether the provisions of
Section 8.14 are applicable and (C) commencing with the financial statements delivered for the Borrower's fiscal quarter ending on September 30, 1999, the Applicable Margin for the Margin Reduction Period commencing with the delivery of such financial statements, and (II) if delivered with the financial statements required by Section 8.01(c), set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective Excess Cash Payment Period.

          (g) Notice of Default or Litigation; etc. Promptly, and in any event within five Business Days' after any Senior Officer of any Credit Party obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii) the commencement of, or threat of, or any development in, the revocation, material adverse modification, non-renewal or suspension of, or the filing of any petitions to deny or similar pleadings against any renewal or other application filed on behalf of the Borrower, a License Subsidiary, or with respect to any of the FCC Licenses material to the Borrower or any of its Subsidiaries, (iii) the issuance of, or the threat of, any cease and desist order or the imposition of any material fines, forfeitures or other administrative actions by the FCC or any other governmental entity with respect to the Borrower or any of its Subsidiaries and (iv) any litigation or governmental investigation or proceeding pending (x) against the Borrower or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the Borrower or any of its Subsidiaries or (z) with respect to any Credit Document. In addition, the Borrower agrees to provide the Administrative Agent with copies of all material communications with the FCC concerning the FCC Licenses.

          (h) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of (i) all financial information, proxy materials and reports, if any, which the Borrower or any of its Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders (or any trustee, agent or other representative therefor) of its material Indebtedness pursuant to the terms of the documentation governing such Indebtedness and (ii) any non-routine reports, applications, petitions, or other communications filed with or received from the FCC with respect to the Borrower or the License Subsidiaries, including, without limitation, the FCC notification on or prior to September 29, 1999 (or such other date as may be provided by the FCC) that the five-year build out requirements have been met for the PageMart II, Inc. nationwide narrowband personal communication systems license (call sign KNKV210) and the FCC notification on or prior to January 27, 2000 (or such other date as may be provided by the FCC) that the five-year build out requirements have been met for the PageMart PCS, Inc. regional narrowband personal communication systems licenses (call signs KNKV212, KNKV218, KNKV224, KNKV230, and KNKV236).

          (i) Environmental Matters. Promptly after any officer of any Credit Party obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole:

          (i) any pending or threatened Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries;

          (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries that
     (a) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) could be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

          (iii) any condition or occurrence on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries that could be expected to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

          (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrower shall deliver to each Lender all notices received by the Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify the Borrower or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify the Borrower or any of its Subsidiaries of potential liability under CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower or such Subsidiary's response thereto.

          (j) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or any of its Subsidiaries as any Agent or any Lender (through the Administrative Agent) may reasonably request.

          8.02 Books, Records and Inspections; Annual Meetings. (a) The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any Agent (at the expense of the Agent or, if any Default or Event of Default then exists, at the expense of the Borrower) or any Lender (at the expense of such Lender) to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as such Agent or such Lender may reasonably request.

          (b) At a date to be mutually agreed upon between the Agents and the Borrower occurring on or prior to the 120th day after the close of each fiscal year of the Borrower, the Borrower shall, at the request of the Agents, hold a meeting to which all of the Lenders shall be invited to attend at each respective Lender's expense, at which meeting shall be reviewed the financial results of the Borrower and its Subsidiaries for the previous fiscal year and the budgets presented for the current fiscal year of the Borrower.

          8.03 Maintenance of Property; Insurance. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the Borrower and its Subsidiaries in reasonably good working order and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties in the same general areas in which the Borrower or any of its Subsidiaries operates, and (iii) furnish to the Administrative Agent, together with each set of financial statements delivered pursuant to Section 8.01(c), full information as to the insurance carried. At any time that insurance at or above the levels described on Schedule IX is not being maintained by the Borrower or any Subsidiary of the Borrower, the Borrower will, or will cause one of its Subsidiaries to, promptly notify the Administrative Agent in writing and, if thereafter reasonably requested by any Agent or the Required Lenders to do so, the Borrower or any such Subsidiary, as the case may be, shall obtain such insurance at such levels and coverage which are at least as great as those described in Schedule IX to the extent such insurance is reasonably available at a reasonable expense.

          (b) The Borrower will, and will cause each of its Subsidiaries to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (i) shall name the Collateral Agent as loss payee and/or additional insured, (ii) shall state that such insurance policies shall not be canceled without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent (or at least 10 days in the case of nonpayment of premium), (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors and (iv) shall contain the standard non-contributing mortgage clause endorsement in favor of the Collateral Agent with respect to hazard liability insurance, (v) shall, except in the case of public liability insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of the Borrower or any of its Subsidiaries, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties.

          (c) If the Borrower or any of its Subsidiaries shall fail to insure its property in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance.

          8.04 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this
Section 8.04 shall prevent (i) sales of assets and other transactions by the Borrower or any of its Subsidiaries in accordance with Section 9.02 or (ii) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          8.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property and the retention of its FCC Licenses (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          8.06 Compliance with Environmental Laws. The Borrower will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws and permits applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at any such Real Properties in compliance in all material respects with all applicable Environmental Laws and as required in connection with the normal operation, use and maintenance of the business or operations of the Borrower or any of its Subsidiaries.

          8.07 ERISA As soon as possible and, in any event, within ten (10) days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to the Administrative Agent a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC or any other governmental agency, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made except to the extent that any failure to do so would not result in a material liability to the Borrower, any of its Subsidiaries or any ERISA Affiliates; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted by the PBGC pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate may reasonably be expected to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may reasonably be expected to incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. The Borrower will deliver to the Administrative Agent copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Borrower will also deliver to the Administrative Agent a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other governmental agency, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Administrative Agent no later than ten (10) days after such notice has been received by the Borrower, the respective Subsidiary or the ERISA Affiliate. The Borrower and each of its applicable Subsidiaries shall insure that all Foreign

Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          8.08 End of Fiscal Years; Fiscal Quarters. The Borrower will cause
(i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31.

          8.09 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          8.10 Payment of Taxes. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.01(i); provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

          8.11 Additional Security; Further Assurances. (a) The Borrower will, and will cause each Subsidiary Guarantor, if any, to grant to the Collateral Agent security interests and mortgages in such assets and properties of the Borrower and the Subsidiary Guarantors as are not covered by the original Security Documents, and as may be reasonably requested from time to time by any Agent or the Required Lenders (collectively, the "Additional Security Documents") , provided that neither the Borrower nor any of its Subsidiaries shall be required to grant a security interest in any of its assets to the extent same would not be permitted under any law applicable to the Borrower or such Subsidiary, as such determination is reasonably agreed to by the Administrative Agent. All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Agents and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security

Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

          (b) The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower or such respective Subsidiary, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. In addition, the Borrower shall, upon the reasonable request of the Collateral Agent to assure itself that Section 5.10(i) has been complied with, provide the Collateral Agent with information as to Real Property consisting of the Borrower's or any of its Subsidiaries' transmitter sites. Furthermore, the Borrower will use its reasonable best efforts to cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by any Agent to assure itself that this Section 8.11 has been complied with.

          (c) If any Agent or the Required Lenders are advised in writing by counsel that they are required by law or regulation to have appraisals prepared in respect of the Real Property of the Borrower and its Subsidiaries constituting Collateral, the Borrower will, at its own expense, provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and which shall otherwise be in form and substance reasonably satisfactory to the Agents.

          (d) To the extent not delivered by the Borrower to the Administrative Agent on the Effective Date pursuant to Section 5.10(ii), within 90 days following the Effective Date, the Borrower shall have delivered to the Administrative Agent certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports listing all effective financing statements that name the Borrower or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in Section 5.10(ii), together with copies of such other financing statements that name the Borrower or any of its Subsidiaries as debtor, none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens, provided, to the extent that any such financing statements evidence Liens not permitted under Section 9.01, the Borrower will, and will cause each of its Subsidiaries to, promptly terminate any such financing statements and the underlying Liens or security interests related thereto.

          (e) On or prior to the 30th day following the Initial Borrowing Date, the Collateral Agent shall have received landlord waivers with respect of the Leaseholds of the Borrower and its Subsidiaries as designated on Schedule III, which landlord waivers shall be in form and substance reasonably satisfactory to the Agents.

          (f) The Borrower agrees that each action required above by clauses
(a) through (d), inclusive, of this Section 8.11 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the respective Agent or the Required Lenders or required to be taken by the Borrower and/or its Subsidiaries pursuant to the


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

terms of this Section 8.11; provided that, except in respect of the consents required by preceding clause (e), in no event will the Borrower or any of its Subsidiaries be required to (i) take any action, other than using commercially reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 8.11 or (ii) pay any consideration (other than de minimus amounts), incur any material obligation or relinquish any material right in connection with obtaining any such consent from third parties.

          8.12 Information Systems and Equipment. The Borrower will, and will cause each of its Subsidiaries to, (i) ensure that its Information Systems and Equipment are at all times after September 30, 1999 Year 2000 Compliant, except insofar as the failure to do so could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole, and (ii) notify the Administrative Agent and each Lender promptly upon detecting any material failure of its Information Systems and Equipment to be Year 2000 Compliant. In addition, the Borrower shall, and shall cause each its Subsidiaries to, provide any Agent and any Lender with such information about the Borrower's or such Subsidiaries' year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as any Agent or any Lender shall reasonably request.

          8.13 Actions with Respect to Non-Guarantor Subsidiaries. If at any time any Domestic Subsidiary of the Borrower which was theretofore a Non-Guarantor Subsidiary ceases to qualify as such in accordance with the definition thereof, such Non-Guarantor Subsidiary shall on such date be required to execute and deliver counterparts of the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement, and take all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5 if such Subsidiary had been a Credit Party on the Initial Borrowing Date. Furthermore, if the aggregate assets of all Non-Guarantor Subsidiaries (excluding for this purpose (i) any assets constituting Investments of such Non-Guarantor Subsidiaries in a Foreign Person to the extent such Investments were made prior to the Effective Date or are permitted under Section 9.05(xi) or (xiii), (ii) Foreign Subsidiaries and (iii) the License Subsidiaries) and/or the portion of Consolidated EBITDA attributable to all such Non-Guarantor Subsidiaries (including for this purpose the License Subsidiaries but excluding
(i) Foreign Subsidiaries and (ii) the Consolidated EBITDA attributable to any Foreign Person unless such Consolidated EBITDA is distributed or paid to the Borrower or one of its Domestic Subsidiaries) for the Test Period of the Borrower then most recently ended exceed the respective thresholds provided for in the definition of Non-Guarantor Subsidiaries contained herein, then one or more such Domestic Subsidiaries (other than the License Subsidiaries) which theretofore constituted Non-Guarantor Subsidiaries (if any such Domestic Subsidiaries are then in existence) shall cease to constitute same (as designated by the Borrower or the Administrative Agent in accordance with the definition of Non-Guarantor Subsidiaries contained herein) and each such Domestic Subsidiary, as well as any other Domestic Subsidiary of the Borrower which the Borrower at any time notifies the Administrative Agent in writing shall no longer constitute a Non-Guarantor Subsidiary, shall take all actions specified in the immediately preceding sentence.

          8.14 Section 310(b)(4) of the Communications Act, 47 U.S.C. ss. 310(b)(4); Certain Actions Related thereto, etc. The Borrower will adopt and maintain procedures for the monitoring of the level of ownership and control of its issued and outstanding capital stock by Non-U.S. Persons sufficient under applicable rules and policies of the FCC to demonstrate compliance with applicable restrictions on foreign ownership and control pursuant to Section 310(b)(4) of the Communications Act, 47 U.S.C. ss.310(b)(4). In addition, within ten Business Days thereof, the Borrower shall provide the Administrative Agent with written notice of any knowledge of the Borrower of facts or circumstances indicating that ownership or control of the Borrower's issued and outstanding capital stock by Non-U.S. Persons may increase so as to exceed the 25% limit set forth in such Section 310(b)(4). At any time that the Borrower has reason to anticipate that the foreign ownership or control of its issued and outstanding capital stock may increase so as to exceed such 25% limit, the Borrower shall promptly file with the FCC a petition for declaratory order (or other form of petition of application as may be provided under FCC rules then in effect), complete in all material respects, requesting a determination that foreign ownership or control of the Borrower in excess of limit set forth in such
Section 310(b)(4) is not contrary to the public interest.

          SECTION 9. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit created thereunder have terminated and the Loans, Notes and Unpaid Drawings (in each case, together with interest thereon), Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

          9.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any effective financing statement or consent to the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

          (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

          (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

          (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule XI, but only to the respective date, if any, set forth in such Schedule XI for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on
     Schedule XI, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

          (iv) Liens created pursuant to the Security Documents;

          (v) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

          (vi) Liens upon assets of the Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

          (vii) Liens upon assets of the Borrower or any of its Subsidiaries pursuant to the Vendor Financing Agreement, provided that (x) such Liens only secure the payment of Indebtedness incurred pursuant to the Vendor Financing Agreement and (y) such Liens only encumber the "Collateral" under, and as defined in, the Vendor Financing Agreement and shall not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

          (viii) Liens placed upon equipment or machinery acquired after the Initial Borrowing Date and used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of the acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause
     (viii) shall not at any time exceed that amount permitted under Section 9.04(iv) and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary;

          (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing

     Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

          (x) Liens arising from precautionary UCC financing statement filings regarding operating leases;

          (xi) Liens arising out of the existence of judgments or awards in respect of which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of any cash and the fair market value of any property subject to such Liens does not exceed $10,000,000 at any time outstanding;

          (xii) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

          (xiii) Liens (other than Liens created under relevant Federal, State, foreign or local statutes to the extent, and only to the extent, that neither the Borrower nor any of its Subsidiaries has delivered any collateral subject to such Lien to the holder of such Lien or to any other third Person for the purpose of perfecting such Lien, or taken any other action to perfect, or consent to the perfection of, any such Lien) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate outstanding amount of obligations secured by Liens permitted by this clause (xiii) (and the value of all cash and property encumbered by Liens permitted pursuant to this clause (xiii)) shall not at any time exceed $10,000,000; and

          (xiv) additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the properties subject to such Liens, and the Indebtedness and other obligations secured thereby, do not at any time exceed $5,000,000.

In connection with the granting of Liens of the type described in clauses (vi),
(vii) and (viii) of this Section 9.01 by the Borrower or any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens).

          9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets

(other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

          (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

          (ii) each of the Borrower and its Subsidiaries may sell assets (other than the capital stock of any Subsidiary Guarantor), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (x) at least 50% of total consideration received by the Borrower or such Subsidiary is cash and is paid at the time of the closing of such sale and any other consideration received by the Borrower in connection with such sale is Qualified Proceeds, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(e) and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (ii) shall not exceed $5,000,000 in any fiscal year of the Borrower;

          (iii) Investments may be made to the extent permitted by Section
     9.05;

          (iv) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 9.04(iv));

          (v) each of the Borrower and its Subsidiaries may make sales, leases or other dispositions of inventory (including wireless messaging devices, regardless of whether the Borrower or such Subsidiary accounts for same as inventory or otherwise) in the ordinary course of business;

          (vi) each of the Borrower and its Subsidiaries may sell obsolete, uneconomic or worn-out equipment or materials in the ordinary course of business, provided that the aggregate amount of the proceeds received from all assets sold pursuant to this clause (vi) shall not exceed $10,000,000 in any fiscal year of the Borrower;

          (vii) each of the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

          (viii) each of the Borrower and its Subsidiaries may grant leases or subleases to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

          (ix) the GTE Transaction shall be permitted; and

          (x) (a) any Wholly-Owned Subsidiary Guarantor of the Borrower (other than a License Subsidiary) may merge into the Borrower (so long as the Borrower is the surviving corporation thereof) or with or into any other Wholly-Owned Subsidiary Guarantor (other than a License Subsidiary) and
     (b) the Borrower and one or more Wholly-Owned Subsidiary Guarantors (other than a License Subsidiary) may sell or transfer assets to each other, in each case so long as the action or actions taken pursuant to this clause
     (ix) does not, or do not, adversely affect the Lenders or the security interests in assets or guarantees given in respect of the Obligations hereunder.

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02 (other than to the Borrower or a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

          9.03 Dividends. The Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

          (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or to any Wholly-Owned Subsidiary of the Borrower;

          (ii) so long as no Default or Event of Default then exists (both before and after giving effect to the payment thereof), any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders or partners generally so long as the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account and the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

          (iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may repurchase outstanding shares of its common stock (or options to purchase such common stock) following the death, disability or termination of employment of officers, directors or employees of the Borrower or any of its Subsidiaries, provided that the aggregate amount of Dividends paid by the Borrower pursuant to this clause (ii) shall not exceed in any fiscal year of the Borrower the sum of (x) $2,000,000 and (y) the aggregate amount of net cash proceeds received by the Borrower during such fiscal year from the exercise of any options to purchase shares of its common stock held by any of its officers, directors or employees;

          (iv) the Borrower may pay regularly scheduled Dividends on Qualified Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of such Qualified Preferred Stock and not in cash; and

          (v) for the sole purpose of avoiding or remedying a violation of
     Section 301(b)(4) of the Communications Act, 47 U.S. ss.310(b)(4) resulting from excessive ownership or control of the Borrower's capital stock by Non-U.S. Persons, the Borrower may redeem or repurchase for cash any issued and outstanding shares of the Borrower's or any Subsidiary's capital stock to the extent necessary to maintain the required percentage of ownership of such stock, beneficially and of record, as minimally required to avoid or remedy such violation so long as:

               (A) there shall exist no Default or Event of Default (both before and after giving effect to any such redemption or repurchase);

               (B) the Borrower shall have (i) filed with the FCC a petition for declaratory order (or other form or petition or application as may be provided under FCC rules then in effect), complete in all material respects, requesting a determination that foreign ownership or control of the Borrower in excess of the limitation set forth in such Section 310(b)(4) is not contrary to the public interest such that no redemption or repurchase is necessary and (ii) prosecuted such petition in good faith, exhausted all of its remedies before the FCC to obtain a determination obviating a need to make such redemption or repurchase, and had such petition denied by the FCC;

               (C) prior to the date of any such redemption or repurchase, the Administrative Agent shall have received (i) written notice of such redemption or repurchase, (ii) evidence reasonably satisfactory to the Administrative Agent that the condition in clause (B) above has been met, and (iii) the written opinion of legal counsel to the Borrower for FCC matters to the effect that, based on reasonable procedures used by the FCC to determine compliance with such ownership restrictions, the Borrower would likely be in material violation of such Section 310(b)(4) unless such redemption or purchase is made; and

               (D) the aggregate amount expended in connection with all redemptions and/or repurchases pursuant to this clause (v) shall not exceed $5,000,000.

          9.04 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (ii) Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Schedule VII, without giving effect to any subsequent extension, renewal or refinancing thereof except to the extent set forth on Schedule VII, provided that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing;

          (iii) Indebtedness under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under this Section 9.04 so long as all of the terms and conditions of such Interest Rate Protection Agreements are reasonably satisfactory to the Agents;

          (iv) Indebtedness of the Borrower and its Subsidiaries (x) evidenced by Capitalized Lease Obligations to the extent permitted pursuant to
     Section 9.07 or (y) secured by Liens permitted under Section 9.01(viii), provided that in no event shall the aggregate principal amount of all Indebtedness permitted by this clause (iv) exceed $10,000,000 at any time outstanding;

          (v) intercompany Indebtedness among the Borrower and its Subsidiaries to the extent permitted by Sections 9.05(ix), (x) and (xi);

          (vi) Indebtedness of the Borrower under the 11-1/4% Senior Subordinated Discount Notes in an aggregate principal amount not to exceed the aggregate principal amount of 11-1/4% Senior Subordinated Discount Notes outstanding on the Effective Date (which amount shall be increased by any accretion of original issue discount in respect thereof and shall be permanently reduced by any repayments of principal thereof);

          (vii) Indebtedness of the Borrower under the 15% Senior Discount Notes in an aggregate principal amount not to exceed the aggregate principal amount of 15% Senior Discount Notes outstanding on the Effective Date (which amount shall be increased by any accretion of original issue discount in respect thereof and shall be permanently reduced by any repayments of principal thereof);

          (viii) Indebtedness of the Borrower under the Vendor Financing Agreement in an aggregate principal amount not to exceed at any time outstanding (x) $30,000,000 minus (y) the aggregate amount, if any, theretofore applied to repay Indebtedness outstanding under the Vendor Financing Agreement as contemplated by the proviso to the definition of Net Equity Proceeds contained herein, provided, however, until such time as the Borrower and Glenayre shall have entered into the VFA Amendment, no Indebtedness shall be permitted to be incurred by the Borrower, or at any time after the Initial Borrowing Date be permitted by the Borrower to remain outstanding, under the Vendor Financing Agreement;

          (ix) Replacement Senior Notes of the Borrower issued after the Initial Borrowing Date, 100% of the Net Debt Proceeds of which are used to permanently redeem all or a portion of the 15% Senior Discount Notes then outstanding; provided that Replacement Senior Notes may only be issued if
     (i) the principal amount thereof (or, if issued at a discount, the face amount thereof less the amount of such discount) does not exceed the amount of the proceeds therefrom to be used to redeem principal of then outstanding 15% Senior Discount Notes plus the amount of any premiums and other fees (including underwriting fees) and expenses to be incurred in connection therewith, (ii) no Default or Event of Default then exists or would occur as a result of the issuance thereof, (iii) the covenants and events of default contained in any such Replacement Senior Notes are not more restrictive on the Borrower and its Subsidiaries, and are no less favorable to the Lenders, than those set forth in the 15% Senior Discount Note Indenture (provided that, in no event, shall such issue of Replacement Senior Notes have any financial maintenance or capital expenditure restrictions (whether formulated as a covenant, event of default or otherwise)), (iv) the terms and conditions of any such Replacement Senior Notes do not have any mandatory repayment, prepayment, redemption, sinking fund, amortization or maturity prior to the date that is one year after the later of (x) the Multiple Draw I/Revolver Maturity Date and (y) the latest Multiple Draw II Maturity Date in effect at the time of the issuance of such Replacement Senior Notes (other than (x) an option of the holders to require the Borrower to repurchase such Replacement Senior Notes upon a change of control thereunder, provided that the terms of such change of control put are no more favorable to the holders than those set forth in the 15% Senior Discount Note Indenture and
     (y) requirements to apply proceeds of certain sales to make offers to purchase Replacement Senior Notes, provided that the terms thereof are no more favorable to the holders than those set forth in the 15% Senior Discount Note Indenture), (v) all Replacement Senior Notes shall be unsecured and shall be issued by the Borrower and shall not be entitled to the benefits of guarantees except to the extent required on substantially the same terms as those contained in the 15% Senior Discount Note Indenture and (vi) all terms and conditions of, and the documentation for, each issuance of Replacement Senior Notes shall be satisfactory to the Agents;

          (x) Replacement Senior Subordinated Notes of the Borrower issued after the Initial Borrowing Date, 100% of the Net Debt Proceeds of which are used to permanently redeem all or a portion of the 11-1/4% Senior Subordinated Discount Notes then outstanding; provided that Replacement Senior Subordinated Notes may only be issued if (i) the principal amount thereof (or, if issued at a discount, the face amount thereof less the amount of such discount) does not exceed the amount of the proceeds therefrom to be used to redeem principal of then outstanding 11-1/4% Senior Subordinated Discount Notes plus the amount of any premiums and other fees (including underwriting fees) and expenses to be incurred in connection therewith, (ii) no Default or Event of Default then exists or would occur as a result of the issuance thereof, (iii) the covenants and events of default contained in any such Replacement Senior Subordinated Notes are not more restrictive on the Borrower and its Subsidiaries, and are no less favorable to the Lenders, than those set forth in the 11-1/4% Senior Subordinated Discount Note Indenture (provided that, in no event, shall such issue of Replacement Senior Subordinated Discount Notes have any financial maintenance or capital expenditure restrictions (whether formulated as a covenant, event of default or otherwise)), (iv) the terms and conditions of any such Replacement Senior Subordinated Notes do not have any mandatory repayment, prepayment, redemption, sinking fund, amortization or maturity prior to the date that is one year after the later of (x) the Multiple Draw I/Revolver Maturity Date and (y) the latest Multiple Draw II Maturity Date in effect at the time of the issuance of such Replacement Senior Subordinated Notes (other than (x) an option of the holders to require the Borrower to repurchase such Replacement Senior Subordinated Notes upon a change of control thereunder, provided that the terms of such change of control put are no more favorable to the holders than those set forth in the 11-1/4% Senior Subordinated

     Discount Note Indenture and (y) requirements to apply proceeds of certain sales to make offers to purchase Replacement Senior Subordinated Notes, provided that the terms thereof are no more favorable to the holders than those set forth in the 11-1/4% Senior Subordinated Discount Note Indenture), (v) all Replacement Senior Subordinated Notes shall be subordinated to the Obligations pursuant to terms at least as favorable to the Lenders as the subordination terms contained in the 11-1/4% Senior Subordinated Note Indenture, (vi) all Replacement Senior Subordinated Notes shall be unsecured and shall be issued by the Borrower and shall not be entitled to the benefits of guarantees except to the extent required on substantially the same terms as those contained in the 11-1/4% Senior Subordinated Note Indenture and (vii) all terms and conditions of (including the subordination provisions), and the documentation for, each issuance of Replacement Senior Subordinated Notes shall be satisfactory to the Agents;

          (xi) Indebtedness of the Borrower incurred pursuant to the GTE Transaction in an aggregate amount not to exceed $5,000,000;

          (xii) Indebtedness of a Subsidiary Guarantor pursuant to a guarantee by such Subsidiary Guarantor of Indebtedness permitted under Section 9.04(vi), (vii), (ix) or (x), in each case so long as, and for so long as, such Person continues to constitute a Subsidiary Guarantor as defined herein, provided that any guarantee by such Subsidiary Guarantor of Indebtedness permitted under Section 9.04(vi) or (x) shall be subordinated to the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty in a manner at least as favorable to the Lenders as the subordination terms applicable to the Borrower contained in the 11-1/4% Senior Subordinated Note Indenture or the Replacement Senior Subordinated Note Documents, as the case may be; and

          (xiii) additional unsecured Indebtedness incurred by the Borrower and the Subsidiary Guarantors in an aggregate principal amount not to exceed $2,500,000 at any one time outstanding.

          9.05 Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

          (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

          (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time when Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $5,000,000 for any period of five consecutive Business Days;

          (iii) the Borrower and its Subsidiaries may hold the Investments held by them on the Initial Borrowing Date and described on Schedule XII, provided that any additional Investments made with respect thereto shall be permitted only if independently justified under the other provisions of this Section 9.05;

          (iv) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (v) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $500,000;

          (vi) the Borrower may acquire and hold obligations of one or more officers or other employees of the Borrower or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of common stock of the Borrower so long as no cash is paid by the Borrower or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

          (vii) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(iii);

          (viii) the Borrower and the Subsidiary Guarantors may make cash common equity contributions to the capital of their respective Subsidiaries which are Subsidiary Guarantors;

          (ix) the Borrower and the Subsidiary Guarantors may make intercompany loans and advances between or among one another (together with any intercompany loans referred to in clauses (x) and (xi) below, collectively, "Intercompany Loans"), so long as each Intercompany Loan made pursuant to this clause (ix) shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement;

          (x) the Borrower and the Subsidiary Guarantors may make cash common equity contributions to the capital of, and Intercompany Loans to, Non-Guarantor Subsidiaries so long as (i) the aggregate amount of all such Investments made pursuant to this clause (x) does not exceed $500,000 (determined without regard to any write-downs or write-offs thereof) and
     (ii) each Intercompany Loan made pursuant to this clause (x) shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement, provided that in the event that any Non-Guarantor Subsidiary that has received a cash common equity contribution and/or an Intercompany

     Loan pursuant to this clause (x) ceases to constitute a Subsidiary, such Investment shall only be permitted if independently justified under clause
     (xiii) below;

          (xi) the Non-Guarantor Subsidiaries may make cash common equity contributions to the capital of, and Intercompany Loans to, other Non-Guarantor Subsidiaries, provided that in the event that (A) any Non-Guarantor Subsidiary that has made a cash common equity contribution and/or Intercompany Loan pursuant to this clause (xi) ceases to constitute same, such Investment shall only be permitted if independently justified under clause (x) above or clause (xiii) below and (B) in the event that any Non-Guarantor Subsidiary which has received a common equity contribution or Intercompany Loan pursuant to this clause (xi) ceases to constitute a Subsidiary of the Borrower, any remaining Investment therein by the Borrower or any of its Subsidiaries will be required to be independently justified under another clause of this Section 9.05;

          (xii) non-cash consideration received by the Borrower or any of its Subsidiaries in connection with any sale of assets to the extent permitted under Section 9.02(ii); and

          (xiii) the Borrower and its Subsidiaries may make additional Investments (determined without duplication in the case of Investments made through one or more Subsidiaries of the Borrower) not otherwise permitted under this Section 9.05 in an aggregate amount not to exceed (x) $5,000,000 in any fiscal year of the Borrower and (y) $12,500,000 in the aggregate (in each case determined without regard to any write-downs or write-offs thereof), provided, however, that of the $12,500,000 aggregate Investments permitted to be made pursuant to this clause (xiii), not more than $7,500,000 of such Investments may be made in Persons other than PageMart Canada.

          9.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

          (i) Dividends may be paid to the extent provided in Section 9.03;

          (ii) loans may be made and other transactions may be entered into by the Borrower and its Subsidiaries to the extent permitted by Sections 9.02, 9.04 and 9.05;

          (iii) the payment of fees to any Person for investment banking services (including, without limitation, any underwriting discounts and commissions and placement agent fees) performed in the ordinary course of such Person's business;

          (iv) roaming, switching and similar types of agreements customary in the paging industry;

          (v) the provision by the Borrower or any of its Subsidiaries of technical expertise to any of its Affiliates;

          (vi) customary directors' fees, indemnification and similar arrangements, employee salaries, bonuses or employment agreements, compensation or employment benefit arrangements and incentive arrangements with any officer, director or employee of the Borrower entered into in the ordinary course of business (including customary benefits thereunder) and permitted by applicable law; and

          (vii) the transactions contemplated in this Agreement may be entered into by the Borrower and its Subsidiaries.

          9.07 Capital Expenditures. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the Borrower set forth below (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any fiscal year of the Borrower set forth below the amount set forth opposite such fiscal year below:

          Fiscal Year Ending                                Amount
          ------------------                                ------
          December 31, 1999                              $125,000,000
          December 31, 2000                              $125,000,000
          December 31, 2001                              $125,000,000
          December 31, 2002                              $100,000,000
          December 31, 2003                              $100,000,000

          (b) In addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures with the amount of Net Sale Proceeds received by the Borrower or any of its Subsidiaries from any Asset Sale so long as an amount equal to such Net Sale Proceeds is reinvested in assets used or to be used in the businesses referred to in Section 9.14(a) within 180 days following the date of such Asset Sale to the extent such Net Sale Proceeds are not otherwise required to be applied to repay outstanding Term Loans and/or to reduce the Total Multiple Draw I Term Loan Commitment, or the Total Multiple Draw II Term Loan Commitment, as the case may be, pursuant to Section 4.02(e) or reduce the Total Revolving Loan Commitment pursuant to Section 3.03(e), as the case may be.

          (c) In addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures with the amount of Net Insurance Proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Net Insurance Proceeds are used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 270 days following the date of receipt of such Net Insurance Proceeds from such Recovery Event to the extent such Net Insurance Proceeds are not otherwise required to be applied to repay outstanding Term Loans and/or reduce the Total Multiple Draw I Term Loan Commitment or the Total Multiple Draw II Term Loan Commitment, as the case may be, pursuant to Section 4.02(g) or reduce the Total Revolving Loan Commitment pursuant to Section 3.03(e), as the case may be.

          (d) In addition to the foregoing, the Borrower may make Capital Expenditures to the extent permitted under Section 9.02(ix).

          9.08 Consolidated Cash Interest Coverage Ratio. The Borrower will not permit the Consolidated Cash Interest Coverage Ratio for any Test Period ending
(x) on or prior to December 31, 2000 to be less than 1.75:1.00 and (y) after December 31, 2000 to be less than 2.00:1.00.

          9.09 Minimum TMS EBITDA. (a) The Borrower will not permit Consolidated TMS EBITDA for any Test Period ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the amount set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending                           Amount
          ---------------------                           ------
          June 30, 1999                                $55,000,000
          September 30, 1999                           $60,000,000
          December 31, 1999                            $60,000,000
          March 31, 2000                               $65,000,000
          June 30, 2000                                $70,000,000
          September 30, 2000                           $70,000,000
          Thereafter                                   $75,000,000

          (b) In addition, the Borrower will not permit Consolidated TMS EBITDA for any fiscal quarter of the Borrower to be less than $13,500,000.

          9.10 Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any Test Period ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the amount set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending                           Amount
          ---------------------                           ------
          June 30, 1999                                $ 30,000,000
          September 30, 1999                           $ 30,000,000
          December 31, 1999                            $ 30,000,000
          March 31, 2000                               $ 35,000,000
          June 30, 2000                                $ 40,000,000
          September 30, 2000                           $ 45,000,000
          December 31, 2000                            $ 55,000,000
          March 31, 2001                               $ 65,000,000
          June 30, 2001                                $ 75,000,000
          September 30, 2001                           $ 85,000,000
          December 31, 2001                            $ 95,000,000
          March 31, 2002                               $100,000,000

          Fiscal Quarter Ending                           Amount
          ---------------------                           ------
          June 30, 2002                                $105,000,000
          September 30, 2002                           $110,000,000
          December 31, 2002                            $120,000,000
          March 31, 2003                               $130,000,000
          June 30, 2003                                $140,000,000
          September 30, 2003                           $150,000,000
          Thereafter                                   $170,000,000

          9.11 Limitations on Payments of Certain Indebtedness; Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. (a) The Borrower will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), any 11-1/4% Senior Subordinated Discount Notes, 15% Senior Discount Notes, any Replacement Senior Notes or any Replacement Senior Subordinated Notes, provided that, so long as no Default or Event of Default then exists or would result therefrom, the Borrower may redeem, repurchase or otherwise retire
(A) 15% Senior Discount Notes with proceeds received from (1) incurrences of Multiple Draw II Term Loans or (2) Replacement Senior Notes issued pursuant to
Section 9.04(x) and (B) 11-1/4% Senior Subordinated Discount Notes with proceeds from Replacement Senior Subordinated Notes issued pursuant to Section 9.04(xi), (ii) amend or modify, or permit the amendment or modification of, any provision of (A) the 11-1/4% Senior Subordinated Discount Notes or any other 11-1/4% Senior Subordinated Discount Note Document, (B) the 15% Senior Discount Notes or any other 15% Senior Discount Note Document, (C) after the issuance thereof, the Replacement Senior Notes or any other Replacement Senior Note Document, (D) after the issuance thereof, the Replacement Senior Subordinated Notes or any other Replacement Senior Subordinated Note Document or (E) the Vendor Financing Agreement, (iii) amend, modify or change its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate or articles of designation) or by-laws (or the equivalent organizational documents) or any agreement entered into by it with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, unless such amendment, modification, change or other action contemplated by this clause
(iii) could not reasonably be expected to be adverse to the interests of the Lenders in any material respect, or (iv) enter into any tax sharing agreement, tax allocation agreement or similar agreement without the prior written consent of each Agent.

          (b) The Borrower will not, and will not permit any of its Subsidiaries to, designate any Indebtedness other than the Obligations, as "Designated Senior Indebtedness" for the purposes of (x) the 11-1/4% Senior Subordinated Discount Notes and the other 11-1/4% Senior Subordinated Discount Note Documents or (y) after the issuance thereof, the Replacement Senior Subordinated Notes or any other Replacement Senior Subordinated Note Document.

          (c) The Borrower will not, and will not permit any of its Subsidiaries to, make any cash interest payments on (i) the 11-1/4% Senior Subordinated Discount Notes prior to August 1, 2003, provided that, in connection with any redemption, repurchase or retirement of 11-1/4% Senior Subordinated Discount Notes in accordance with (and to the extent permitted by) the provisions of Section 9.11(a) occurring after February 1, 2003, the Borrower may make payments of accrued and unpaid interest owing thereon, or
(ii) the 15% Senior Discount Notes prior to August 1, 2000, provided that, in connection with any redemption, repurchase or retirement of 15% Senior Discount Notes in accordance with (and to the extent permitted by) the provisions of
Section 9.11(a) occurring after February 1, 2000, the Borrower may make payments of accrued and unpaid interest owing thereon.

          9.12 Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Vendor Financing Agreement, the 11-1/4% Senior Subordinated Discount Note Documents and the 15% Senior Discount Note Documents, each as in effect on the Initial Borrowing Date, and any such encumbrances or restrictions contained in any Replacement Senior Note Documents or Replacement Senior Subordinated Note Documents, so long as such encumbrances and restrictions are no less favorable to the Lenders than those contained in the 15% Senior Discount Note Documents or the 11-1/4% Senior Subordinated Note Documents, as the case may be, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (v) customary provisions restricting assignment of any licensing agreement or other contract entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, (vi) customary restrictions on dispositions of Real Property of the Borrower contained in reciprocal easement agreements entered into by the Borrower or any Subsidiary in the ordinary course of business and
(vii) restrictions on the transfer of any asset subject to a Lien permitted by
Section 9.01(vi), (vii) or (viii).

          9.13 Limitation on Issuance of Capital Stock. (a) The Borrower will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock, except that the Borrower may at any time and from time to time issue Qualified Preferred Stock of the Borrower, or (ii) any redeemable common stock other than common stock that is redeemable at the sole option of the Borrower or such Subsidiary, as the case may be.

          (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock,
(ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law, (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement or (v) for issuances of non-redeemable common stock (or the equivalent) by any Foreign Subsidiary.

          9.14 Business. (a) The Borrower and its Subsidiaries will not engage in any business other than the business engaged in by the Borrower and its Subsidiaries as of the Initial Borrowing Date and reasonable extensions thereof.

          (b) Notwithstanding the foregoing, (i) all the FCC Licenses shall be held by License Subsidiaries and (ii) the License Subsidiaries shall not own any significant assets or have any material liabilities other than their respective FCC Licenses and those liabilities under this Agreement and the other Credit Documents to which they are a party.

          9.15 Limitation on Creation of Subsidiaries. (a) Except as otherwise specifically provided in immediately succeeding clause (b), the Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary, provided that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as (A) the equity interests of each such new Wholly-Owned Subsidiary is pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates representing such equity interests, together with stock or other powers duly executed in blank, are delivered to the Collateral Agent for the benefit of the Secured Creditors and
(B) to the extent such new Wholly-Owned Subsidiary Guarantor does not meet the criteria required to constitute a Non-Guarantor Subsidiary in accordance with the definition thereof, (i) such new Wholly-Owned Subsidiary executes a counterpart of a guarantee in form and substance satisfactory to the Agents (the "Subsidiaries Guaranty"), the Pledge Agreement and the Security Agreement and (ii) such new Wholly-Owned Subsidiary, to the extent requested by any Agent or the Required Lenders, takes all actions required pursuant to Section 8.11. In addition, each new Wholly-Owned Subsidiary which becomes, or is required to become, a Subsidiary Guarantor shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Initial Borrowing Date.

          (b) In addition to Subsidiaries of the Borrower created pursuant to preceding clause (a), the Borrower may establish Non-Guarantor Subsidiaries after the Initial Borrowing Date as a result of Investments expressly permitted to be made pursuant to Section 9.05; provided that all capital stock of each such Non-Guarantor Subsidiary shall be pledged by any Credit Party which owns same to the extent required by the Pledge Agreement; provided, however, that such Non-Guarantor Subsidiary shall not be required to execute and deliver a counterpart of the Subsidiaries Guaranty or any Security Documents, in each case except to the extent thereafter required in accordance with the provisions of Section 8.13.

          SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

          10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, any Unpaid Drawing or any Fees or any other amounts owing hereunder or thereunder; or

          10.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered to any Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(g)(i), 8.08 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections
10.01 and 10.02) and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by any Agent or the Required Lenders; or

          10.04 Default Under Other Agreements. (i) The Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $2,000,000; or

          10.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a "default" within the meaning of
Section 4219(c)(5) of ERISA shall occur with respect to any Plan, any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change of Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole; or

          10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01); or

          10.08 Subsidiaries Guaranty. At any time after the execution and delivery thereof, the Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor, or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under Subsidiary Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Subsidiary Guaranty; or

          10.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any Subsidiary of the Borrower involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $2,000,000; or

          10.10 Change of Control. A Change of Control shall occur; or

          10.11 Failure to Comply with the Communications Act. The Borrower or any of its Subsidiaries shall fail to comply in any respect with the Communications Act, or any FCC Rule (including, without limitation, a failure to meet FCC build out requirements for the nationwide and regional personal communication systems licenses held by the License Subsidiaries), and such failure has, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole; or

          10.12 Licenses. Any of the FCC Licenses is (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by the FCC which designates a hearing with respect to any application for renewal or which could result in the FCC taking any action referred to in immediately preceding paragraph (a), and such revocation, rescission, suspension, modification or decision (i) has, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, liabilities, conditions (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole or (ii) adversely affects the legal or character qualification of the Borrower or any of its Subsidiaries to hold any FCC License;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of any Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses
(i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all

Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash or Cash Equivalents, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (vi) apply any cash collateral held by the Administrative Agent pursuant to Section 4.02 to the repayment of the Obligations.

          SECTION 11. Definitions and Accounting Terms.

          11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Additional Security Documents" shall have the meaning provided in
Section 8.11.

          "Adjusted Consolidated Net Income" shall mean, for any period, Consolidated Net Income of the Borrower for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income of the Borrower for such period, less the amount of all net non-cash gains and non-cash credits which were included in arriving at Consolidated Net Income of the Borrower for such period.

          "Adjusted Consolidated Working Capital" shall mean, at any time, Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities at such time.

          "Administrative Agent" shall mean BTCo, in its capacity as Administrative Agent for the Lenders hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

          "Advanced Messaging Services" shall mean the Borrower's and its Subsidiaries' wireless messaging services relating to devices using ReFLEX(TM) protocol (or a successor protocol) and which are held by their respective subscribers for such services.

          "Advanced Messaging Units" shall mean the aggregate number of wireless messaging devices using ReFLEX(TM) protocol (or a successor protocol) and which are held by subscribers of the Borrower's or any of its Subsidiaries' wireless messaging services, which have been activated by the Borrower or such Subsidiary, less any reserves against any pagers established by the Borrower and its Subsidiaries, in each case consistent with past practices.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall mean and include the Administrative Agent and the Syndication Agent.

          "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended, renewed, refinanced or replaced from time to time.

          "Applicable Margin" shall mean: (a) with respect to any Multiple Draw I Term Loans or Revolving Loans, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Multiple Draw I Term Loans or Revolving Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer's certificate delivered pursuant to Section 8.01(f) or the second proviso below):

         Level            Leverage Ratio                   Multiple Draw I Term           Multiple Draw I Term Loans
         -----            --------------                   Loans and Revolving                and Revolving Loans
                                                           Loans maintained as                   maintained as
                                                             Base Rate Loans                   Eurodollar Loans
                                                             ---------------                   ----------------
           1              Less than or equal to                   1.50%                              2.50%
                          4.00:1.00

           2              Greater than 4.00:1.00                  1.75%                              2.75%
                          but less than or
                          equal to 4.50:1.00

           3              Greater than 4.50:1.00                  2.00%                              3.00%
                          but less than or
                          equal to 5.00:1.00

           4              Greater than 5.00:1.00                  2.25%                              3.25%
                          but less than or
                          equal to 5.50:1.00

           5              Greater than 5.50:1.00                  2.50%                              3.50%
                          but less than or
                          equal to 6.00:1.00

           6              Greater than 6.00:1.00                  2.75%                              3.75%

; provided, however, that if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(b) or (c) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(f) showing the applicable Leverage Ratio on the relevant Test
Date) on or prior to the respective date required by such Sections, then Level 6 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than Level 6 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, the Applicable Margin, if any, shall apply only from and after the date of the delivery of the complying financial statements and officers' certificates); provided further, that Level 6 pricing shall apply at any time when any Default or any Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, Level 6 pricing shall apply for the period from the Effective Date to but not including the date which is the first Start Date after the Borrower's fiscal quarter ending on September 30, 1999; and

          (b) with respect to any Multiple Draw II Term Loans incurred under a Multiple Draw II Term Loan Sub-Facility, the respective percentages per annum relating to the respective Type of Multiple Draw II Term Loans as set forth in the applicable Multiple Draw II Term Loan Commitment Agreement, provided that in no event shall the Applicable Margin exceed in the case of (i) Multiple Draw II Term Loans maintained as Base Rate Loans, 5.00% and (ii) Multiple Draw II Term Loans maintained as Eurodollar Loans, 6.00%.

          "Applicable RL Commitment Commission Percentage" shall mean (i) on or prior to the Multiple Draw I Term Loan Full Utilization Date, 1.50% and (ii) thereafter, 0.75%.

          "Asset Sale" shall mean any sale, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person (including by way of redemption by such Person) other than to the Borrower or a Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than sales of assets pursuant to Sections 9.02 (v), (vi), (vii), (viii) and (ix).

          "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

          "Available Revolving Loan Commitment" shall mean, at any time for any RL Lender, such RL Lender's RL Percentage of the Total Available Revolving Loan Commitment.

          "Bankruptcy Code" shall have the meaning provided in Section 10.05.

          "Base Rate" shall mean, at any time, the higher of (i) the Prime Lending Rate and (ii) 1/2 of 1% in excess of the Federal Funds Rate.

          "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each other Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

          "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York, New York a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

          "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

          "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

          "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., (iii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Services or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than six months from the date of acquisition by such Person, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iii) above, (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

          "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

          "Certificated Securities" shall have the meaning provided in the Pledge Agreement.

          "Change of Control" shall mean (i) any Person or "group" (within the meaning of Rules 13d-3 or 13d-5 under the Securities Exchange Act (as in effect on the Effective Date)) or group of related persons, together with any Affiliates thereof (other than the MS Funds) shall (A) have acquired beneficial ownership of 30% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or (B) have obtained power (whether or not exercised) to elect a majority of the Borrower's directors, (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors or (iii) a "change of control" or similar event shall occur under, and as defined in, the 11-1/4% Senior Subordinated Note Indenture, the 15% Senior Discount Note Indenture, the Vendor Financing Agreement, any Replacement Senior Note Document or any Replacement Senior Subordinated Note Document.

          "Change of Law" shall have the meaning provided in Section 10.06.

          "Co-Arrangers" shall have the meaning provided in the first paragraph of this Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any

Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10.

          "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

          "Commitment" shall mean any of the commitments of any Lender, i.e., whether the Multiple Draw I Sub-Tranche A Term Loan Commitment, the Multiple Draw I Sub-Tranche B Term Loan Commitment, the Multiple Draw I Sub-Tranche C Term Loan Commitment, the Multiple Draw II Sub-Tranche A Term Loan Commitment, the Multiple Draw II Sub-Tranche B Term Loan Commitment or the Revolving Loan Commitment.

          "Commitment Commission" shall mean and include the Multiple Draw I Sub-Tranche B Commitment Commission, the Multiple Draw I Sub-Tranche C Commitment Commission, the RL Commitment Commission and any commitment commission payable pursuant to Section 3.01(d).

          "Communications Act" shall mean the Communications Act of 1934, as amended.

          "Consolidated Cash Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA of the Borrower to Consolidated Cash Interest Expense for such period.

          "Consolidated Cash Interest Expense" shall mean, for any period, Consolidated Interest Expense (other than Consolidated Interest Expense attributable to (x) the accretion of original issue discount on Indebtedness for borrowed money issued at less than face value thereof or (y) any interest added to the principal amount of such Indebtedness) for such period.

          "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of the Borrower and its Subsidiaries at such time.

          "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long-term Indebtedness which would otherwise be included therein.

          "Consolidated EBIT" shall mean, for any period with respect to any Person, Consolidated Net Income of such Person for such period before consolidated interest expense of such Person and provision for taxes for such period and without giving effect to (x) any extraordinary gains or losses and
(y) any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business (it being understood and agreed that any gains from sales by the Borrower in any period of wireless messaging devices previously leased by the Borrower and capitalized on its books shall be included in the calculation of Consolidated EBIT for such period).

          "Consolidated EBITDA" shall mean, for any period with respect to any Person, Consolidated EBIT of such Person for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period.

          "Consolidated Indebtedness" shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of the Borrower and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet of such Person in accordance with GAAP as determined on a consolidated basis,
(ii) all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (iii) and (vii) of the definition of Indebtedness contained herein and (iii) all Contingent Obligations of the Borrower and its Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii) of this definition; provided that for purposes of this definition, the amount of Indebtedness in respect of Interest Rate Protection Agreements and Other Hedging Agreements shall be at any time the unrealized net loss position, if any, of the Borrower and/or its Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time.

          "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period; provided that the amortization of deferred financing, legal and accounting costs with respect to this Agreement shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein.

          "Consolidated Net Income" shall mean, for any period with respect to any Person, the net income (or loss) of such Person for such period, determined on a consolidated basis (after any deduction for minority interests), provided that (i) in determining Consolidated Net Income, the net income (or loss) of any other Person which is not a Subsidiary of such Person or is accounted for by such Person by the equity method of accounting shall be included only to the extent of the payment of cash dividends or distributions by such other Person to such Person or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of such Person shall be excluded to the extent that the declaration or payment of cash dividends or similar distributions by that Subsidiary of that net income is not at the date of determination permitted by operation of its charter or any agreement, instrument or law applicable to such Subsidiary and (iii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

          "Consolidated TMS EBITDA" shall mean, for any period, that portion of the Consolidated EBITDA of the Borrower for such period to the extent same is attributable to the Borrower's and its Subsidiaries' Traditional Messaging Services (and excluding Consolidated EBITDA attributable to Advanced Messaging Services).

          "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Directors" shall mean the directors of the Borrower on the Effective Date and each other director if such director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

          "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, the Subsidiaries Guaranty, each Security Document and each Multiple Draw II Term Loan Commitment Agreement.

          "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

          "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

          "Dividend" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders or partners or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any partnership interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes other than any such payment made to employees of such Person to the extent such payment has reduced Consolidated Net Income of such Person.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States of America or any State or territory thereof.

          "Drawing" shall have the meaning provided in Section 2.05(b).

          "Effective Date" shall have the meaning provided in Section 13.10.

          "11-1/4% Senior Subordinated Discount Note Documents" shall mean the 11-1/4% Senior Subordinated Discount Note Indenture, the 11-1/4% Senior Subordinated Discount Notes and each other document or agreement relating to the issuance of the 11-1/4% Senior Subordinated Discount Notes.

          "11-1/4% Senior Subordinated Discount Note Indenture" shall mean the Indenture, dated as of January 28, 1998, between the Borrower and United States Trust Company of New York, as Trustee thereunder.

          "11-1/4% Senior Subordinated Discount Notes" shall mean the Borrower's 11-1/4% Senior Subordinated Discount Notes due 2008 issued pursuant to 11-1/4% Senior Subordinated Discount Note Indenture.

          "Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in loans or any other "accredited investor" (as defined in Regulation D of the Securities Act), but in any event excluding the Borrower and its Subsidiaries.

          "Employment Agreements" shall have the meaning provided in Section
5.05.

          "End Date" shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

          "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.
Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C.
Section 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and applicable rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

          "Eurodollar Loan" shall mean each Loan (other than any Swingline
Loan) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

          "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Event of Default" shall have the meaning provided in Section 10.

          "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period, (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period and (iii) the amount of any cash proceeds and dividends received during such period (and not otherwise included in the calculation of Adjusted Consolidated Net Income for such period) in respect of Investments theretofore made by the Borrower and its Subsidiaries (in Persons who are not Subsidiaries of the Borrower) as permitted by Sections 9.05(v) and
(xiii), minus (b) the sum of (i) the amount of all Capital Expenditures made by the Borrower and its Subsidiaries during such period (other than Capital Expenditures to the extent financed with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness (other than Loans and Indebtedness under the Vendor Financing Agreement)), (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries during such period (other than (A) repayments to the extent made with Asset Sale proceeds, equity proceeds, insurance proceeds or Indebtedness and (B) repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b)(i) or (ii) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)), (iii) the amount of Investments made by the Borrower and its Subsidiaries during such period (in Persons who are not Subsidiaries of the Borrower) pursuant to Sections 9.05(v) and (xiii) and (iv) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

          "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending on December 31, 2000).

          "Excess Cash Payment Period" shall mean the immediately preceding fiscal year of the Borrower.

          "Existing Credit Agreement" shall mean the Credit Agreement, dated as of May 11, 1995, among the Borrower, the lenders party thereto, BT Commercial Corporation, as agent and BTCo, as issuing bank, as same is in effect on the Initial Borrowing Date.

          "Existing Indebtedness" shall have the meaning provided in Section
7.21.

          "Existing Indebtedness Agreements" shall have the meaning provided in
Section 5.05.

          "Facing Fee" shall have the meaning provided in Section 3.01(f).

          "FCC" shall mean the U.S. Federal Communications Commission, or any successor thereto.

          "FCC Licenses" shall have the meaning provided in Section 7.22.

          "FCC Rules" shall mean the published rules, policies and regulations of the FCC.

          "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

          "15% Senior Discount Note Documents" shall mean the 15% Senior Discount Note Indenture, the 15% Senior Discount Notes and each other document or agreement relating to the issuance of the 15% Senior Discount Notes.

          "15% Senior Discount Note Indenture" shall mean the Indenture, dated as of January 17, 1995, between the Borrower and United States Trust Company of New York, as Trustee thereunder.

          "15% Senior Discount Notes" shall mean the Borrower's 15% Senior Discount Notes due 2005 issued pursuant to the 15% Senior Discount Note Indenture.

          "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Person" shall have the meaning provided in the definition of Subsidiary contained herein.

          "Foreign Subsidiary" shall mean each Subsidiary of the Borrower other than a Domestic Subsidiary.

          "Glenayre" shall mean Glenayre Electronics, Inc., a Colorado corporation.

          "Governmental Authorizations" shall have the meaning provided in
Section 7.23.

          "GTE" shall have the meaning in the definition of GTE Transaction.

          "GTE Transaction" shall mean one or more transactions between GTE Corp. or an affiliate thereof (collectively, "GTE") and the Borrower pursuant to which the Borrower shall purchase equipment, subscribers and other assets from GTE for consideration consisting of cash and other property having an aggregate value of not more than $10,000,000 (with the value of such other property valued at the fair market value thereof (as determined in good faith by the

Board of Directors or senior management of the Borrower)) and, in turn, the Borrower may dispose of certain of such purchased equipment, subscribers and other assets.

          "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to which is prohibited, limited or regulated by any governmental authority.

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

          "Information Systems and Equipment" of any Person shall mean all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by such Person, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, such Person's conduct of its business.

          "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans occurs.

          "Initial Multiple Draw II Term Loan Borrowing Date" shall mean the date occurring on or after the Multiple Draw I Term Loan Full Utilization Date on which the initial Borrowing of Multiple Draw II Terms Loans occurs.

          "Intercompany Loan" shall have the meaning provided in Section
9.05(ix).

          "Intercompany Note" shall mean a promissory note, in the form of Exhibit M, evidencing Intercompany Loans.

          "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

          "Interest Period" shall have the meaning provided in Section 1.09.

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "Investments" shall have the meaning provided in Section 9.05.

          "Issuing Lender" shall mean BTCo.

          "L/C Supportable Obligations" shall mean (i) obligations of the Borrower or any of its Subsidiaries with respect to workers compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the Issuing Lender and the Agents and otherwise permitted to exist pursuant to the terms of this Agreement (other than obligations in respect of the 11-1/4% Senior Subordinated Discount Notes, the 15% Senior Discount Notes and the Vendor Financing Agreement).

          "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lender" shall mean each financial institution listed on Schedule I, as well as any Person that becomes a "Lender" hereunder pursuant to Section
1.13 or 13.04(b).

          "Lender Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 1.01 or 2.

          "Letter of Credit" shall have the meaning provided in Section
2.01(a).

          "Letter of Credit Fee" shall have the meaning provided in Section 3.01(e).

          "Letter of Credit Outstandings" shall mean, at any time, the sum of
(i) the Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" shall have the meaning provided in Section 2.03(a).

          "Leverage Ratio" shall mean, at any time, the ratio of (x) Consolidated Indebtedness at such time to (y) the product of (i) Consolidated EBITDA of the Borrower for the fiscal quarter of the Borrower most recently ended and (ii) 4.

          "License Subsidiaries" shall mean PageMart II, Inc., PageMart PCS, Inc. and PageMart Operations, Inc.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

          "Loan" shall mean each Multiple Draw I Sub-Tranche A Term Loan, each Multiple Draw I Sub-Tranche B Term Loan, each Multiple Draw I Sub-Tranche C Term Loan, each Multiple Draw II Sub-Tranche A Term Loan, each Multiple Draw II Sub-Tranche B Term Loan, each Revolving Loan and each Swingline Loan.

          "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Management Agreements" shall have the meaning provided in Section
5.05.

          "Mandatory Borrowing" shall have the meaning provided in Section 1.01(h).

          "Margin Reduction Period" shall mean each period which shall commence on the date occurring after the Effective Date upon which the respective officer's certificate is delivered pursuant to Section 8.01(f) and which shall end on the date of actual delivery of the next officer's certificates pursuant to Section 8.01(f) or the latest date on which such next officer's certificate is required to be so delivered.

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Maturity Date" shall mean with respect to any Tranche of Loans (other than Swingline Loans), the Multiple Draw I/Revolver Maturity Date or the respective Multiple Draw II Maturity Date, as the case may be.

          "Maximum Swingline Amount" shall mean $2,500,000.

          "Migrated Unit" shall mean any Advanced Messaging Unit placed into service with any strategic partner of the Borrower or any of its Subsidiaries to the extent, and only to the extent, such Advanced Messaging Unit is in service at the time the respective deduction of such Advanced Messaging Unit is to be made in accordance with the definition of Minimum Advanced Messaging Units Amount contained herein or in Section 6.03(b).

          "Minimum Advanced Messaging Units Amount" shall mean, with respect to any Borrowing of Loans to occur during a respective period set forth in clauses
(A), (B), (C), (D) or (E) below, the number of Advanced Messaging Units in service set forth below under such clause (A), (B), (C), (D) or (E) less any Migrated Units, in each case at the end of the then most recently ended fiscal quarter of the Borrower:

          (A) at any time on or prior to December 31, 1999, 75,000;

          (B) at any time after December 31, 1999 and on or prior to March 31, 2000, 90,000;

          (C) at any time after March 31, 2000 and on or prior to June 30, 2000, 135,000;

          (D) at any time after June 30, 2000 and on or prior to September 30, 2000, 175,000; and

          (E) at any time after September 30, 2000, 217,500.

          "Minimum Borrowing Amount" shall mean (i) for Term Loans, $5,000,000,
(ii) for Revolving Loans, $1,000,000 and (iii) for Swingline Loans, $100,000.

          "MS Funds" shall mean, collectively, The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners, III, L.P. Morgan Stanley Capital Investors, L.P., Morgan Stanley Venture Capital Fund, L.P., Morgan Stanley Venture Capital Fund II, L.P., Morgan Stanley Venture Capital Fund II, C.V., Morgan Stanley Venture Investors, L.P. and MSCP III 892 Investors, L.P.

          "MSSF" shall mean Morgan Stanley Senior Funding, Inc., in its individual capacity, and any successor thereto by merger, consolidation or otherwise.

          "Multiple Draw I/Revolver Maturity Date" shall mean June 30, 2003.

          "Multiple Draw I Sub-Tranche A Term Loan" shall have the meaning provided in Section 1.01(a).

          "Multiple Draw I Sub-Tranche A Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Multiple Draw I Sub-Tranche A Term Loan Commitment," as same may be (x) terminated or reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections
1.13 and/or 13.04(b).

          "Multiple Draw I Sub-Tranche A Term Loan Commitment Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate amount of Multiple Draw I Sub-Tranche A Term Loan Commitments in existence at such time and the denominator of which is equal to the aggregate amount of all Multiple Draw I Term Loan Commitments in existence at such time.

          "Multiple Draw I Sub-Tranche B Commitment Commission" shall have the meaning provided in Section 3.01(a).

          "Multiple Draw I Sub-Tranche B Term Loan" shall have the meaning provided in Section 1.01(b).

          "Multiple Draw I Sub-Tranche B Term Loan Borrowing Date" shall mean each date on which a Borrowing of Multiple Draw I Sub-Tranche B Term Loans is incurred pursuant to Section 1.01; provided that in no event shall any Borrowing of Multiple Draw I Sub-Tranche B Term Loans be incurred after the Multiple Draw I Term Loan Commitment Termination Date.

          "Multiple Draw I Sub-Tranche B Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Multiple Draw I Sub-Tranche B Term Loan Commitment," as same may be (x) terminated or reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections
1.13 and/or 13.04(b).

          "Multiple Draw I Sub-Tranche B Term Loan Commitment Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate amount of Multiple Draw I Sub-Tranche B Term Loan Commitments in existence at such time and the denominator of which is equal to the aggregate amount of all Multiple Draw I Term Loan Commitments in existence at such time.

          "Multiple Draw I Sub-Tranche C Commitment Commission" shall have the meaning provided in Section 3.01(b).

          "Multiple Draw I Sub-Tranche C Term Loan" shall have the meaning provided in Section 1.01(c).

          "Multiple Draw I Sub-Tranche C Term Loan Borrowing Date" shall mean each date on which a Borrowing of Multiple Draw I Sub-Tranche C Term Loans is incurred pursuant to Section 1.01; provided that in no event shall any Borrowing of Multiple Draw I Sub-Tranche C Term Loans be incurred after the Multiple Draw I Term Loan Commitment Termination Date.

          "Multiple Draw I Sub-Tranche C Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Multiple Draw I Sub-Tranche C Term Loan Commitment," as same may be (x) terminated or reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections
1.13 and/or 13.04(b).

          "Multiple Draw I Sub-Tranche C Term Loan Commitment Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate amount of Multiple Draw I Sub-Tranche C Term Loan Commitments in existence at such time and the denominator of which is equal to the aggregate amount of all Multiple Draw I Term Loan Commitments in existence at such time.

          "Multiple Draw I Term Loan" shall have the meaning provided in
Section 1.01(c).

          "Multiple Draw I Term Loan Borrowing Date" shall mean each date on which a Borrowing of Multiple Draw I Term Loans is incurred pursuant to Section 1.01; provided that in no event shall any Borrowing of Multiple Draw I Term Loans be incurred after the Multiple Draw I Term Loan Commitment Termination Date.

          "Multiple Draw I Term Loan Commitment Termination Date" shall mean December 31, 2000.

          "Multiple Draw I Term Loan Full Utilization Date" shall mean that date upon which Multiple Draw I Term Loans have theretofore been incurred and the Total Multiple Draw I Term Loan Commitment has been terminated.

          "Multiple Draw I Term Loan Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all Multiple Draw I Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Multiple Draw I Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(i).

          "Multiple Draw I Term Note" shall have the meaning provided in
Section 1.05(a).

          "Multiple Draw II Maturity Date" shall mean, with respect to any Multiple Draw II Term Loans under a Multiple Draw II Term Loan Sub-Facility, the maturity date for such Multiple Draw II Term Loans as provided in the Multiple Draw II Term Loan Commitment Agreement relating thereto, subject to the restrictions on maturity set forth in Section 1.14.

          "Multiple Draw II Sub-Tranche A Term Loan" shall have the meaning provided in Section 1.01(d).

          "Multiple Draw II Sub-Tranche A Term Loan Borrowing Date" shall mean each date on which a Borrowing of Multiple Draw II Sub-Tranche A Term Loans is incurred pursuant to Section 1.01; provided that in no event shall any Borrowing of Multiple Draw II Sub-Tranche A Term Loans be incurred after the Multiple Draw II Term Loan Commitment Termination Date.

          "Multiple Draw II Sub-Tranche A Term Loan Commitment" shall mean, for each Lender, any commitment to make Multiple Draw II Term Loans provided by such Lender pursuant to Section 1.14, in such amount as agreed to by such Lender in the respective Multiple Draw II Term Loan Commitment Agreement and as set forth opposite such Lender's name on Schedule I hereto (as modified in accordance with Section 1.14) directly below the column entitled "Multiple Draw II Term Loan Commitment" as the same may be (x) terminated or reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 13.04(b).

          "Multiple Draw II Sub-Tranche A Term Loan Commitment Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate amount of Multiple Draw II Sub-Tranche A Term Loan Commitments in existence at such time and the denominator of which is equal to the aggregate amount of all Multiple Draw II Term Loan Commitments in existence at such time.

          "Multiple Draw II Sub-Tranche B Term Loan" shall have the meaning provided in Section 1.01(e).

          "Multiple Draw II Sub-Tranche B Term Loan Borrowing Date" shall mean each date on which a Borrowing of Multiple Draw II Sub-Tranche B Term Loans is incurred pursuant to Section 1.01; provided that in no event shall any Borrowing of Multiple Draw II Sub-Tranche B Term Loans be incurred after the Multiple Draw II Term Loan Commitment Termination Date.

          "Multiple Draw II Sub-Tranche B Term Loan Commitment" shall mean, for each Lender, any commitment to make Multiple Draw II Term Loans provided by such Lender pursuant to Section 1.14, in such amount as agreed to by such Lender in the respective Multiple Draw II Term Loan Commitment Agreement and as set forth opposite such Lender's name on Schedule I hereto (as modified in accordance with Section 1.14) directly below the column entitled "Multiple Draw II Term Loan Commitment" as the same may be (x) terminated or reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 13.04(b).

          "Multiple Draw II Sub-Tranche B Term Loan Commitment Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate amount of Multiple Draw II Sub-Tranche B Term Loan Commitments in existence at such time and the denominator of which is equal to the aggregate amount of all Multiple Draw II Term Loan Commitments in existence.

          "Multiple Draw II Term Loans" shall have the meaning provided in
Section 1.01(e).

          "Multiple Draw II Term Loan Borrowing Date" shall mean any date on which a Borrowing of Multiple Draw II Term Loans are incurred pursuant to
Section 1.01, provided that in no event shall any Borrowings of Multiple Draw II Term Loans be incurred prior to the Multiple Draw I Term Loan Full Utilization Date.

          "Multiple Draw II Term Loan Commitment" shall mean, for each Lender, the sum of the Multiple Draw II Sub-Tranche A Term Loan Commitment and the Multiple Draw II Sub-Tranche B Term Loan Commitment of such Lender.

          "Multiple Draw II Term Loan Commitment Agreement" shall mean a Multiple Draw Term Loan Commitment Agreement substantially in the form of Exhibit C (appropriately completed).

          "Multiple Draw II Term Loan Commitment Date" shall mean each date (which in no event shall occur after the Multiple Draw II Commitment Termination Date) on which Multiple Draw II Term Loan Commitment Agreements are delivered pursuant to Section 1.14.

          "Multiple Draw II Term Loan Commitment Termination Date" shall mean, with respect to each Multiple Draw II Term Loan Sub-Facility, the respective date specified as the Multiple Draw II Term Loan Commitment Termination Date in the relevant Multiple Draw II Term Loan Commitment Agreement or Agreements.

          "Multiple Draw II Term Loan Lender" shall have the meaning provided in Section 1.14.

          "Multiple Draw II Term Loan Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all Multiple Draw II Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Multiple Draw II Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(ii).

          "Multiple Draw II Term Loan Sub-Facility" shall mean a sub-facility under the facility evidenced by the Total Multiple Draw II Term Loan Commitment relating to the commitments of one or more Lenders to make a Multiple Draw II Term Loan or Multiple Draw II Term Loans under such sub-facility having identical interest rates, maturities and scheduled amortizations.

          "Multiple Draw II Term Note" shall have the meaning provided in
Section 1.05(a).

          "NAIC" shall mean the National Association of Insurance
Commissioners.

          "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

          "Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution; provided that, in the event the Borrower receives Net Equity Proceeds (as calculated above without regard to this proviso) in excess of $100,000,000 pursuant to any sale or issuance of its equity, to the extent (and only to the extent) that the terms of the Vendor Financing Agreement require any Net Equity Proceeds from such sale or issuance in excess of

$100,000,000 to be applied to repay outstanding Indebtedness thereunder pursuant to Section 1.3(c) thereof, the Borrower may make such required repayments and the aggregate amount so applied as required by Section 1.3(c) of the Vendor Financing Agreement shall be excluded from Net Equity Proceeds (and to the extent otherwise reflected therein, shall be deducted in determining the amount of Net Equity Proceeds received by the Borrower).

          "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event (including required payments of Indebtedness under the Vendor Financing Agreement) and excluding any cash proceeds received in connection with such Recovery Event from any business interruption insurance) received by the respective Person in connection with such Recovery Event.

          "Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (including Indebtedness under the Vendor Financing Agreement but other than Indebtedness secured pursuant to the Security Documents) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

          "Non-Compete Agreement" shall have the meaning provided in Section
5.05.

          "Non-Defaulting Lender" and "Non-Defaulting RL Lender" shall mean and include each Lender or RL Lender, as the case may be, other than a Defaulting Lender.

          "Non-Guarantor Subsidiaries" shall mean (i) on and after the Initial Borrowing Date, each of:

          PageMart PCS, Inc.
          PageMart International, Inc.
          PageMart II, Inc.
          PageMart Operations, Inc.
          PageMart California, Inc.
          PageMart Operations, Inc. of Virginia
          Telephone North, Inc.;

and (ii) after the Initial Borrowing Date, any additional Domestic Subsidiary of the Borrower established or created which at the time of such establishment or creation has assets (excluding any assets constituting Investments of such Domestic Subsidiary in a Foreign Person to the extent such Investments are permitted under Section 9.05(xi) or (xiii)) with an aggregate book value or fair market value (as determined in good faith by Borrower), whichever is greater, equal to or less than of $500,000, provided that no such Domestic Subsidiary shall constitute a Non-Guarantor Subsidiary if at the time of the establishment or creation thereof (x) the aggregate book value or fair market value (as determined in good faith by the Borrower), whichever is greater, of the consolidated assets of all Non-Guarantor Subsidiaries (excluding for this purpose (i) any assets constituting Investments of any such Non-Guarantor Subsidiary in a Foreign Person to the extent in existence on the Effective Date or permitted under Section 9.05(xi) or (xiii), (ii) Foreign Subsidiaries, and
(iii) the License Subsidiaries) is equal to or in excess of $1,000,000 or (y) that portion of Consolidated EBITDA attributable to all such Non-Guarantor Subsidiaries (including for this purpose the License Subsidiaries but excluding
(i) Foreign Subsidiaries and (ii) the Consolidated EBITDA attributable to any Foreign Person unless such Consolidated EBITDA is distributed or paid to the Borrower or one of its Domestic Subsidiaries) for the Test Period of the Borrower then most recently ended is equal to or exceeds $500,000. Notwithstanding anything to the contrary contained above, (A) at any time when the assets (excluding any assets constituting Investments of a Domestic Subsidiary in a Foreign Person, to the extent in existence on the Effective Date or permitted under Section 9.05(xi) or (xiii)) of any Domestic Subsidiary (other than a License Subsidiary) theretofore constituting a Non-Guarantor Subsidiary exceed $500,000 or the Consolidated EBITDA attributable to such Non-Guarantor Subsidiary (excluding the Consolidated EBITDA attributable to any Foreign Person unless such Consolidated EBITDA is distributed or paid to the Borrower or one of its Domestic Subsidiaries) for the Test Period of the Borrower most recently ended exceeds $250,000, in either such case, such Subsidiary shall automatically cease to constitute a Non-Guarantor Subsidiary,
(B) at any time when the consolidated assets of all Non-Guarantor Subsidiaries (excluding for this purpose (i) any assets constituting Investments of any such Non-Guarantor Subsidiary in a Foreign Person, to the extent in existence on the Effective Date or permitted under Section 9.05(xi) or (xiii), (ii) Foreign Subsidiaries and (iii) the License Subsidiaries) exceed $1,000,000 or that portion of Consolidated EBITDA for all such Non-Guarantor Subsidiaries (including for this purpose the License Subsidiaries but excluding (i) Foreign Subsidiaries and (ii) the Consolidated EBITDA attributable to any Foreign Person unless such Consolidated EBITDA is distributed or paid to the Borrower or one of its Domestic Subsidiaries) for the Test Period of the Borrower then most recently ended exceeds $500,000, one or more Domestic Subsidiaries (other than the License Subsidiaries) which theretofore constituted Non-Guarantor Subsidiaries (as designated by Borrower or, in the absence of any such designation, as designated by the Administrative Agent) shall cease to constitute Non-Guarantor Subsidiaries, so that either (x) the thresholds described above in this clause (B) are not exceeded or (y) if the thresholds described above in this clause (B) are exceeded, all Domestic Subsidiaries (other than the License Subsidiaries) shall have become Guarantor Subsidiaries, and (C) the Borrower may, in its discretion, at any time, by giving written notice to the Administrative Agent, designate a Domestic Subsidiary as no longer constituting a Non-Guarantor Subsidiary (in which case such Domestic Subsidiary shall no longer constitute a Non-Guarantor Subsidiary).

          "Non-U.S. Person" shall mean any Person that is incorporated or organized under the laws of, or that is a citizen of, any jurisdiction other than the United States of America or any State thereof, but excluding any territory thereof.

          "Note" shall mean each Multiple Draw I Term Note, each Multiple Draw II Term Note, each Revolving Note and the Swingline Note.

          "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

          "Notice of Conversion" shall have the meaning provided in Section
1.06.

          "Notice Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Larry Benison or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "Obligations" shall mean all amounts owing to any Agent, the Collateral Agent, the Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

          "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

          "PageMart Canada" shall mean PageMart Canada Holdings, Ltd.

          "Participant" shall have the meaning provided in Section 2.04(a).

          "Payment Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Liens" shall have the meaning provided in Section 9.01.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Pledge Agreement" shall have the meaning provided in Section 5.09.

          "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

          "Pledgee" shall have the meaning provided in the Pledge Agreement.

          "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Projections" shall mean the projections, dated as of February, 1999, which were prepared by or on behalf of the Borrower in connection with this Agreement and delivered to each Agent and the Lenders prior to the Initial Borrowing Date.

          "Qualified Preferred Stock" shall mean any preferred stock of the Borrower so long as the terms (including any covenants) of any such preferred stock (w) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring prior to one year after the later of (i) the Multiple Draw I/Revolver Maturity Date and (ii) the latest Multiple Draw II Maturity Date in effect at the time of the establishment of the terms of such preferred stock, (x) do not require the cash payment of dividends, (y) do not grant the holders thereof any voting rights except for (i) voting rights required to be granted to such holders under applicable law and (ii) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Borrower, or liquidations involving the Borrower and (z) are otherwise reasonably satisfactory to the Agents.

          "Qualified Proceeds" shall mean any of the following or any combination of the following: (i) Cash Equivalents, (ii) assets used or useful in the businesses referred to in Section 9.14(a) and (iii) the capital stock of, or other debt or equity interest in, any Person to the extent, and only to the extent, such Investment is permitted under Section 9.05.

          "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December occurring after the Initial Borrowing Date, commencing on March 31, 1999.

          "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C.ss. 6901 et seq. -- ----

          "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds other than cash proceeds received from business interruption insurance or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 8.03, provided that no event set forth in preceding clauses (i) or (ii) shall be a Recovery Event unless the aggregate proceeds received from, or with respect to, such amount exceeds $2,500,000.

          "Register" shall have the meaning provided in Section 13.15.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                       "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

          "Replaced Lender" shall have the meaning provided in Section 1.13.

          "Replacement Lender" shall have the meaning provided in Section 1.13.

          "Replacement Senior Note Documents" shall mean the Replacement Senior Notes and each other document or agreement relating to the issuance of the Replacement Senior Notes.

          "Replacement Senior Notes" shall mean an issue of notes (senior or subordinated) issued by the Borrower pursuant to Section 9.04(ix) to refinance in full the 15% Senior Discount Notes.

          "Replacement Senior Subordinated Note Documents" shall mean the Replacement Senior Subordinated Notes and each other document or agreement relating to the issuance of the Replacement Senior Subordinated Notes.

          "Replacement Senior Subordinated Notes" shall mean an issue of subordinated notes issued by the Borrower pursuant to Section 9.04(x) to refinance in full the 11 1/4% Senior Subordinated Discount Notes.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27, .28 or .29(c), .29(1) or .29(2) of PBGC Regulation Section
4043.

          "Required Lenders" shall mean Lenders constituting both (A) Non-Defaulting Lenders the sum of whose outstanding Term Loans (and, if outstanding, Multiple Draw I Term Loan Commitments or Multiple Draw II Term Loan Commitments, as the case may be) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and RL Percentages of (x) outstanding Swingline Loans and (y) Letter of Credit Outstandings) represent at least 50.1% of the sum of (i) all outstanding Term Loans (and, if outstanding, Multiple Draw I Term Loan Commitments or Multiple Draw II Term Loan Commitments, as the case may be) of Non-Defaulting Lenders and (ii) the Total Revolving Loan Commitment less the Revolving Loan Commitments of all Defaulting Lenders (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate RL

Percentages of all Non-Defaulting Lenders of the total (x) outstanding Swingline Loans and (y) Letter of Credit Outstandings at such time) and (B) those Non-Defaulting Lenders which would be required for such Lenders to constitute the Required Lenders under clause (A) above if all Multiple Draw II Term Loan Commitments were deemed to be zero (but including in any such calculation any then outstanding Multiple Draw II Term Loans); provided that for purposes of exercising any rights of the Required Lenders pursuant to
Section 10 of this Agreement at any time when an Event of Default is in existence, those Non-Defaulting Lenders described in either clause (A) or (B) above shall constitute Required Lenders pursuant to this definition.

          "Revolving Loan" shall have the meaning provided in Section 1.01(f).

          "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

          "Revolving Note" shall have the meaning provided in Section 1.05(a).

          "RL Commitment Commission" shall have the meaning provided in Section 3.01(c).

          "RL Lender" shall mean each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans.

          "RL Percentage" of any RL Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such RL Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of such RL Lender shall be determined immediately prior (and without giving effect) to such termination.

          "Scheduled Repayments" shall have the meaning provided in Section 4.02(b)(ii).

          "SEC" shall have the meaning provided in Section 8.01(h).

          "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

          "Secured Creditors" shall have the meaning assigned that term in the respective Security Documents.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Security Agreement" shall have the meaning provided in Section 5.10.

          "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

          "Security Document" shall mean and include each of the Security Agreement, the Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document.

          "Senior Officer" shall mean the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Assistant Treasurer or Controller or any other senior officer of the Borrower or any of its Subsidiaries with knowledge of, or responsibility for, the financial affairs of such Person.

          "Shareholders' Agreements" shall have the meaning provided in Section
5.05. "Start Date" shall mean, with respect to any Margin Reduction Period, the first day of such Margin Reduction Period.

          "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

          "Subsidiaries Guaranty" shall have the meaning provided in Section 9.16(a).

          "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time , except that any Person described in this clause (ii) which is organized under the laws of a jurisdiction other than the United States or any state or territory thereof (each a "Foreign Person") shall not constitute a Subsidiary if the Borrower and its other Subsidiaries do not have the right to elect a majority of the directors (or similar Persons under applicable law) of such Foreign Person and do not otherwise own or have the right to exercise majority voting control over the actions of such Foreign Person.

          "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower which executes and delivers a counterpart of the Subsidiary Guaranty.

          "Supermajority Lenders" shall mean (x) in the case of references to holders of Multiple Draw I Term Loans, those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations (other than those with respect to Multiple Draw I Term Loans) under this Agreement were repaid in full and all Commitments with respect to such other Obligations were terminated and (y) the percentage "50.1%" contained therein were changed to "66-2/3%" and (y) in cases where references are to holders of Multiple Draw II Term Loans, those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations (other than those relating to Multiple Draw II Term Loans) under this Agreement were repaid in full and all Commitments with respect to such other Obligations were terminated and (y) the percentage "50.1%" contained therein were changed to "66-2/3%".

          "Swingline Expiry Date" shall mean that date which is five Business Days prior to the Maturity Date.

          "Swingline Lender" shall mean BTCo.

          "Swingline Loan" shall have the meaning provided in Section 1.01(g).

          "Swingline Note" shall have the meaning provided in Section 1.05(a).

          "Syndication Agent" shall mean MSSF in its capacity as Syndication Agent for the Lenders hereunder.

          "Syndication Date" shall mean that date upon which the Administrative Agent determines (and notifies the Borrower) that the primary syndication (and resultant addition of Persons as Lenders pursuant to Section 13.04(b)) has been completed.

          "Tax Benefit" shall have the meaning provided in Section 4.04(c).

          "Taxes" shall have the meaning provided in Section 4.04(a).

          "Term Loans" shall mean each Multiple Draw I Term Loan and each Multiple Draw II Term Loan.

          "Test Date" shall mean, with respect to any Margin Reduction Period, the fiscal quarter of the Borrower most recently ended for which financial statements pursuant to Section 8.01(b) or (c) are available (or are required to be available in accordance with said Sections).

          "Test Period" shall mean each period of four consecutive fiscal quarters of the Borrower then last ended (in each case taken as one accounting period).

          "Total Available Revolving Loan Commitment" shall mean (x) at all times prior to the first date on which the number of Advanced Messaging Units in service by the Borrower exceeds 15,000, the lesser of (i) $10,000,000 and
(ii) the Total Revolving Loan Commitment and (y) thereafter, the Total Revolving Loan Commitment.

          "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

          "Total Multiple Draw I Sub-Tranche A Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw I Sub-Tranche A Term Loan Commitments of each of the Lenders.

          "Total Multiple Draw I Sub-Tranche B Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw I Sub-Tranche B Term Loan Commitments of each of the Lenders.

          "Total Multiple Draw I Sub-Tranche C Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw I Sub-Tranche C Term Loan Commitments of each of the Lenders.

          "Total Multiple Draw I Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw I Term Loan Commitments of each of the Lenders.

          "Total Multiple Draw II Sub-Tranche A Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw II Sub-Tranche A Term Loan Commitments of each of the Lenders.

          "Total Multiple Draw II Sub-Tranche B Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw II Sub-Tranche B Term Loan Commitments of each of the Lenders.

          "Total Multiple Draw II Term Loan Commitment" shall mean, at any time, the sum of the Multiple Draw II Term Loan Commitments of each of the Lenders.

          "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

          "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect less (y) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of all Letter of Credit Outstandings.

          "Traditional Messaging Services" shall mean the Borrower's and its Subsidiaries' wireless messaging services relating to one-way pagers held by their respective subscribers for such services.

          "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being seven separate Tranches, i.e., Multiple Draw I Sub-Tranche A Term Loans, Multiple Draw I Sub-Tranche B Term Loans, Multiple Draw I Sub-Tranche C Term Loans, Multiple Draw II Sub-Tranche A Term Loans, Multiple Draw II Sub-Tranche B Term Loans, Revolving Loans and Swingline Loans.

          "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

          "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the fair market value of all plan assets allocable thereto.

          "United States" and "U.S." shall each mean the United States of America.

          "Unpaid Drawing" shall have the meaning provided for in Section
2.05(a).

          "Unutilized Revolving Loan Commitment" shall mean, with respect to any Lender at any time, such Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Lender at such time and (ii) such Lender's RL Percentage of the Letter of Credit Outstandings at such time.

          "Vendor Financing Agreement" shall mean that certain $30,000,000 Promissory Note and Security Agreement, dated March 21, 1997, between the Borrower and Glenayre.

          "VFA Amendment" shall mean an Amendment to the Vendor Financing Agreement in form and substance satisfactory to the Agents (which form has been agreed upon by the Agents and the Borrower prior to the Initial Borrowing
Date), which Amendment shall, inter alia, (i) provide that the Collateral Agent may retain a second priority perfected security interest in the "Collateral" under, and as defined in, the Vendor Financing Agreement, (ii) amend the asset sales covenant contained therein and (iii) amend the prohibition on guarantees contained therein to permit any Subsidiary of the Borrower to enter into the Subsidiaries Guaranty in accordance with this Agreement.

          "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          "Wholly-Owned Subsidiary Guarantors" shall mean, at any time, each Subsidiary Guarantor which is a Wholly-Owned Subsidiary of the Borrower at such time.

          "Year 2000 Compliant" shall mean that all of the Borrower's and its Subsidiaries' Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing) before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when generally used in combination with, or interfacing with, Information Systems and Equipment of other Persons having compatible Information System and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of the Borrower's or any of its Subsidiaries' Information Systems and Equipment.

          SECTION 12. The Agents.

          12.01 Appointment. The Lenders hereby irrevocably designate BTCo as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" also shall include BTCo in its capacity as (x) Collateral Agent pursuant to the Security Documents and (y) a Co-Arranger hereunder) to act as specified herein and in the other Credit Documents. The Lenders hereby irrevocably designate MSSF as Syndication Agent (for purposes of this Section 12, the term "Syndication Agent" also shall include MSSF as a Co-Arranger hereunder) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent and the Syndication Agent to take such action on their behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent and the Syndication Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent and the Syndication Agent may perform any of their respective duties hereunder by or through its officers, directors, agents, employees or affiliates.

          12.02 Nature of Duties. Neither the Administrative Agent nor the Syndication Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent, the Syndication Agent nor any of their respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent and the Syndication Agent shall be mechanical and administrative in nature; neither the Administrative Agent nor the Syndication Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or the Syndication Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

          12.03 Lack of Reliance on the Agents. Independently and without reliance upon the Administrative Agent or the Syndication Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, neither the Administrative Agent nor the Syndication Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Neither the Administrative Agent nor the Syndication Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          12.04 Certain Rights of the Agents. If either Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

          12.05 Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

          12.06 Indemnification. To the extent any Agent is not reimbursed and indemnified by the Borrower or any of its Subsidiaries, the Lenders will reimburse and indemnify such Agent in proportion to their respective "percentage" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction).

          12.07 Each Agent in its Individual Capacity. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lender," "Required Lenders," "Majority Lenders," "Supermajority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include such Agent in its respective individual capacities. Each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lender.

          12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          12.09 Resignation by the Administrative Agent or the Syndication Agent. (a) The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below. The Syndication Agent may resign from the performance of its functions and duties hereunder at any time by giving the Administrative Agent notice thereof. Such resignation shall take effect upon the giving of such notice.

          (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

          (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

          (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

          SECTION 13. Miscellaneous.

          13.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of each Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and of the Agents' consultants and other counsel to the Agents in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agents in connection with their syndication efforts with respect to this Agreement and of the Agents and, after the occurrence of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including, in each case without limitation, the reasonable fees and disbursements of counsel for the Agents and, after the occurrence of an Event of Default, for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent and each Lender, and each of their respective officers, directors, employees, representatives, agents, trustees and investment advisors from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of the transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property currently or previously owned, leased or operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials by the Borrower or any of its Subsidiaries at any location, whether or not currently or previously owned, leased or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property currently or previously owned, leased or operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but in each of the foregoing instances excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as finally determined by a court competent jurisdiction)). To the extent that the undertaking to indemnify, pay or hold harmless each Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Credit Parties to the Administrative Agent or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Lender, at its address specified on Schedule II; and if to the Administrative Agent, at the Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

          13.04 Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Lenders and, provided further, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Sections 1.13 and 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Multiple Draw I/Revolver Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for purposes of this clause (i)), or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans or Letters of Credit hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Notes by the assigning Lender (or, upon such assigning

Lender's indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and/or outstanding Loans, as the case may be, (iii) the consent of the Administrative Agent and, so long as no Default or Event of Default then exists, the consent of the Borrower (each of which consents shall not be unreasonably withheld or delayed) shall be required in connection with any assignment to an Eligible Transferee pursuant to clause
(y) above, provided that the consent of the Borrower shall not be required until the earlier of (A) the Syndication Date and (B) the 90th day after the Initial Borrowing Date, (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and (v) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.15. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and outstanding Loans. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Borrower the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 2.06 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

          13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Issuing Lender or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Administrative Agent, the Syndication Agent, the Collateral Agent, the Issuing Lender or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Syndication

Agent, the Collateral Agent, the Issuing Lender or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Issuing Lender or any Lender to any other or further action in any circumstances without notice or demand.

          13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

          (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lenders, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

          13.07 Calculations; Computations; Accounting Terms. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided that except as otherwise specifically provided herein, all computations of Excess Cash Flow, and all computations and all definitions used in determining compliance with Sections 9.07 through 9.10, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements of the Borrower and its Subsidiaries referred to in Section 7.05(a).

          (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day; except that in the case of Letter of Credit Fees, the last day shall be included) occurring in the period for which such interest, Commitment Commission or Fees are payable.

          13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH CREDIT PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

          (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower, the Administrative Agent and the Syndication Agent.

          13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, each Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

          13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated expiration date of any Letter of Credit beyond the Multiple Draw I/Revolver Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for purposes of this clause (i)), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section
13.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans and the Revolving Loan Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and

Revolving Loan Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender),
(2) without the consent of the Issuing Lender, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (3) without the consent of the Swingline Lender, alter the Swingline Lender's rights or obligations with respect to Swingline Loans, (4) without the consent of each Agent, amend, modify or waive any provision of
Section 12 or any other provision as same relates to the rights or obligations of such Agent or (5) without the consent of Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (6) except in cases where additional extensions of term loans are being afforded substantially the same treatment afforded to the Term Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section
4.01 or 4.02 (excluding Section 4.02(b)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), or (7) reduce the amount of, or extend the date of, any Multiple Draw I Term Loan Scheduled Repayment without the consent of the Supermajority Lenders holding Multiple Draw I Term Loans, or reduce the amount, or extend the date of, any Multiple Draw II Term Loan Scheduled Repayment without the consent of the Supermajority Lenders holding Multiple Draw II Term Loans, or amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) without the consent of the Supermajority Lenders holding both Multiple Draw I Term Loans and Multiple Draw II Term Loans.

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lenders consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitments and/or repay each Tranche of outstanding Loans of such Lender in accordance with Sections 3.02(d) and/or 4.01(b), provided that, unless the Commitments that are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause
(B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

          (c) Notwithstanding anything to the contrary contained in clause (a) above of this Section 13.12, the Borrower, the Administrative Agent and each Multiple Draw II Term Loan Lender in respect of any Multiple Draw II Term Loan Sub-Facility may, in accordance with the provisions of Section 1.14, enter into a Multiple Draw II Term Loan Commitment Agreement in respect of such Multiple Draw II Term Loan Sub-Facility, provided that after the execution and delivery by the Borrower, the Administrative Agent and each such Multiple Draw II Term Loan Lender of such Multiple Draw II Term Loan Commitment Agreement, such Multiple Draw II Term Loan Commitment Agreement may thereafter only be modified in accordance with the requirements of clause (a) above of this Section 13.12.

          13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

          13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          13.15 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.15, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer or provision of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lender. The registration of any provision of Multiple Draw II Term Loan Commitments pursuant to Section 1.14 shall be recorded by the Administrative Agent on the Register only upon the acceptance of the Administrative Agent of a properly executed and delivered Multiple Draw II Term Loan Commitment Agreement. Coincident with the delivery of such Multiple Draw II Term Loan Commitment Agreement for acceptance and registration of the provision of a Multiple Draw II Term Loan Commitment, or as soon thereafter as practicable, new Notes shall be issued to the respective Multiple Draw II Term Loan Lender at the request of such Multiple Draw II Term Loan Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this
Section 13.15 (other than any losses, claims, damages and liabilities to the extent incurred by reason of the gross negligence or willful misconduct of the Administrative Agent (as finally determined by a court of competent jurisdiction)).

          13.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.16, each Agent and each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Agent or Lender, as the case may be, if such Agent or Lender, as the case may be, or such Agent's or Lender's holding or parent company, as the case may be, in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 13.16 to the same extent as such Agent or Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing, or could reasonably be expected to be considered, as confidential, provided that any Agent or Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by the respective Agent or Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Agent or Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Administrative Agent, the Syndication Agent or the Collateral Agent and (vi) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by any such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 13.16, provided further that in the case of a disclosure contemplated by clause (iii) or (iv) above, such Lender shall use reasonable efforts to provide the Borrower prior notice of its intention or obligation to disclose such confidential information.

          (b) The Borrower hereby acknowledges and agrees that each Agent and each Lender may share with any of their respective affiliates, and such affiliates may share with such Agent or Lender any information related to the Borrower or any of its Subsidiaries (including, without limitation, any non-public customer information regarding the creditworthiness of the Borrower and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Agent and Lender.

          13.17 Certain Agreements with Respect to the 11-1/4% Senior Subordinated Discount Notes and the 15% Senior Discount Notes. The Borrower hereby (A) represents and warrants that (i) $50,000,000 of Multiple Draw I of Term Loans may be incurred under this Agreement on the Initial Borrowing Date in reliance on Section 4.03(a)(i) of the 11-1/4% Senior Subordinated Discount
Note Indenture and Section 4.03(a)(i) of the 15% Senior Discount Note Indenture and (ii) $25,000,000 of Revolving Loans, Swingline Loans and Letters of Credit in the aggregate incurred pursuant to the Total Revolving Loan Commitment as in effect on the Initial Borrowing Date may be incurred in reliance on Section 4.03(a)(i) of the 11-1/4% Senior Subordinated Discount Note Indenture and
Section 4.03(a)(i) of the 15% Senior Discount Note Indenture and (B) agrees it will not take any position contrary to the representations and warranties set forth in preceding clause (A). In addition, the Borrower (A) acknowledges and agrees that it will not be permitted to (i) incur any Multiple Draw I Term Loans on any Multiple Draw I Term Loan Borrowing Date unless such Multiple Draw I Term Loans may be incurred in reliance on Section 4.03(a)(i) of the 11-1/4% Senior Subordinated Discount Note Indenture and Section 4.03(a)(i) of the 15% Senior Discount Note Indenture or (ii) incur any Multiple Draw II Term Loans pursuant to any provision of Multiple Draw II Term Loan Commitments pursuant to
Section 1.14 unless such additional extensions of credit are permitted to be incurred in reliance on Section 4.03(a)(i) of the 11-1/4% Senior Subordinated Discount Note Indenture and Section 4.03(a)(i) of the 15% Senior Discount Note Indenture and (B) covenants and agrees that it will take, and will cause each of its Subsidiaries to take, all such actions as may be necessary so as to ensure that all Indebtedness of the Borrower (including, without limitation, any Multiple Draw I Term Loans incurred on any Multiple Draw I Term Loan Date and any Multiple Draw II Term Loans incurred as a result of any provision of Multiple Draw II Term Loan Commitments pursuant to Section 1.14) incurred under this Agreement and the other Credit Documents shall always be permitted to be incurred under Section 4.03(a)(i) of the 11-1/4% Senior Subordinated Discount
Note Indenture and Section 4.03(a)(i) of the 15% Senior Discount Note Indenture without relying on any other provision of the 11-1/4% Senior Subordinated Discount Note Indenture or the 15% Senior Discount Note Indenture.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

3333 Lee Parkway, Suite 100                 PAGEMART WIRELESS, INC.
Dallas, Texas  75219
Attn:  G. Clay Myers
Tel. No.: (214) 765-3510                    By
Fax No.: (214) 765-4961                       ---------------------------------
                                              Title:


                                            BANKERS TRUST COMPANY,
                                              Individually, as Administrative
                                              Agent and as a Co-Arranger


                                            By
                                              ---------------------------------
                                              Title:

                                            MORGAN STANLEY SENIOR FUNDING, INC.,
                                              Individually, as Syndication Agent
                                              and as a Co-Arranger


                                            By
                                              ---------------------------------
                                              Title:

                                            FINOVA CAPITAL CORPORATION


                                            By
                                              ---------------------------------
                                              Title:

                                                                      SCHEDULE I


                                  COMMITMENTS


                   Multiple     Multiple      Multiple     Multiple      Multiple
                   Draw I       Draw I        Draw I       Draw II       Draw II
                   Sub-Tranche  Sub-Tranche   Sub-Tranche  Sub-Tranche   Sub-Tranche
                   A Term Loan  B Term Loan   C Term Loan  A Term Loan   B Term Loan  Revolving Loan
Bank               Commitment   Commitment    Commitment   Commitment    Commitment   Commitment
----               -----------  -----------   -----------  -----------   -----------  --------------
Bankers Trust      $12,500,000  $12,500,000   $ 8,750,000       --            --      $ 8,750,000
Company

Morgan Stanley     $12,500,000  $12,500,000   $ 8,750,000       --            --      $ 8,750,000

Senior Funding,
Inc.

Finova Capital     $         0  $         0   $ 7,500,000       --            --      $ 7,500,000
Corporation
                   -----------  -----------   -----------  ------------   ----------  --------------
TOTAL:             $25,000,000  $25,000,000   $25,000,000       --            --      $25,000,000.00
                   ===========  ===========   ===========  ============   ==========  ==============


                                                                    SCHEDULE II


                                LENDER ADDRESSES


Bank                                          Address
----                                          -------
Bankers Trust Company                         130 Liberty Street
                                              New York, New York
                                              Attn:  Greg Shefrin
                                              Tel. No.: (212) 250-1724
                                              Fax No.: (212) 669-1516
Morgan Stanley Senior Funding, Inc.           1221 Avenue of the Americas
                                              New York, New York  10036
                                              Attn:  Morgan Edwards
                                              Tel. No.: (212) 762-5814
                                              Fax No.: (212) 762-9198

                                              with a copy to:

                                              1585 Broadway, 10th Floor
                                              New York, New York 10036
                                              Attn: Jim Morgan
                                              Tel. No.: (212) 761-4866
                                              Fax No.: (212) 761-0592

Finova Capital Corporation                    311 South Wacker Drive
                                              Suite 4400
                                              Chicago, IL 60606-6618
                                              Attn: Andrew J. Pluta
                                              Tel. No.: (312) 322-3534
                                              Fax. No.: (312) 322-3530

                                                                   SCHEDULE III



                                 REAL PROPERTY

                                                                    SCHEDULE IV



                                     PLANS

                                                                     SCHEDULE V



                                 CAPITALIZATION

                                                                     SCHEDULE V



                                  SUBSIDIARIES

                                                                    SCHEDULE VI



                             EXISTING INDEBTEDNESS

                                                                  SCHEDULE VIII



                                  FCC LICENSES

                                                                    SCHEDULE IX



                          GOVERNMENTAL AUTHORIZATIONS

                                                                      SCHEDULE X




                                   INSURANCE

                                                                    SCHEDULE XI



                                 EXISTING LIENS


                                       File           Original        Description          Permitted
Debtor          Secured Party          Number         File Date       of Collateral        Refinancing
------          -------------          ------         ---------       -------------        -----------


                                                                   SCHEDULE XII



                              EXISTING INVESTMENTS

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----

SECTION 1. Amount and Terms of Credit.........................................................................1

     1.01  The Commitments....................................................................................1
     1.02  Minimum Amount of Each Borrowing...................................................................5
     1.03  Notice of Borrowing................................................................................5
     1.04  Disbursement of Funds..............................................................................6
     1.05  Notes..............................................................................................7
     1.06  Conversions........................................................................................9
     1.07  Borrowings.........................................................................................9
     1.08  Interest..........................................................................................10
     1.09  Interest Periods..................................................................................11
     1.10  Increased Costs, Illegality, etc..................................................................12
     1.11  Compensation......................................................................................14
     1.12  Change of Lending Office..........................................................................14
     1.13  Replacement of Lenders............................................................................14
     1.14  Multiple Draw II Term Loan Commitments............................................................15

SECTION 2. Letters of Credit.................................................................................17

     2.01  Letters of Credit.................................................................................17
     2.02  Maximum Letter of Credit Outstandings; Final Maturities...........................................18
     2.03  Letter of Credit Requests; Minimum Stated Amount..................................................18
     2.04  Letter of Credit Participations...................................................................19
     2.05  Agreement to Repay Letter of Credit Drawings......................................................20
     2.06  Increased Costs...................................................................................21

SECTION 3. Commitment Commission; Fees; Reductions of Commitment.............................................22

     3.01  Fees..............................................................................................22
     3.02  Voluntary Termination of Multiple Draw I Term Loan Commitments, Multiple
               Draw II Term Loan Commitments, Unutilized Revolving Loan Commitments..........................24
     3.03  Mandatory Reduction of Commitments................................................................25

SECTION 4. Prepayments;Payments; Taxes.......................................................................27

     4.01  Voluntary Prepayments.............................................................................27
     4.02  Mandatory Repayments and Commitment Reductions....................................................28
     4.03  Method and Place of Payment.......................................................................33
     4.04  Net Payments......................................................................................33


                                      (i)

                                                                                                           Page
                                                                                                           ----

SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date...............................35

     5.01  Execution of Agreement; Notes.....................................................................36
     5.02  Officer's Certificate.............................................................................36
     5.03  Opinions of Counsel...............................................................................36
     5.04  Corporate Documents; Proceedings; etc.............................................................36
     5.05  Plans; Shareholders' Agreements; Management Agreements; Employment
              Agreements; Non-Compete Agreements;  Existing Indebtedness Agreements..........................37
     5.06  Existing Credit Agreement.........................................................................38
     5.07  Adverse Change, etc...............................................................................38
     5.08  Litigation........................................................................................39
     5.09  Pledge Agreement..................................................................................39
     5.10  Security Agreement................................................................................39
     5.11  Officer's Certificate as to "Senior Indebtedness"under the 11-1/4%
              Senior Subordinated Discount Notes.............................................................40
     5.12  Board Approval....................................................................................40
     5.13  Financial Statements; Pro Forma Balance Sheet; Projections........................................40
     5.14  Solvency Certificate; Insurance Certificates......................................................40
     5.15  Fees, etc.........................................................................................41

SECTION 6. Conditions Precedent to All Credit Events.........................................................41

     6.01  No Default; Representations and Warranties........................................................41
     6.02  Notice of Borrowing; Letter of Credit Request.....................................................41
     6.03  Advanced Messaging Units Thresholds...............................................................41
     6.04  Officer's Certificate as to Compliance under the 11-1/4% Senior
              Subordinated Discount Notes and the 15% Senior Discount Notes..................................42
     6.05  Special Conditions To Multiple Draw II Term Loans.................................................42

SECTION 7. Representations,Warranties and Agreements.........................................................42

     7.01  Corporate Status..................................................................................43
     7.02  Corporate and Other Power and Authority...........................................................43
     7.03  No Violation......................................................................................43
     7.04  Approvals.........................................................................................43
     7.05  Financial Statements; Financial Condition; Undisclosed Liabilities;
              Projections; etc...............................................................................44
     7.06  Litigation........................................................................................45
     7.07  True and Complete Disclosure......................................................................45
     7.08  Use of Proceeds; Margin Regulations...............................................................45
     7.09  Tax Returns and Payments..........................................................................46
     7.10  Compliance with ERISA.............................................................................46
     7.11  The Security Documents............................................................................47
     7.12  Properties........................................................................................48
     7.13  Capitalization....................................................................................48
     7.14  Subsidiaries......................................................................................49
     7.15  Compliance with Statutes, etc.....................................................................49

                                     (ii)

                                                                                                           Page
                                                                                                           ----

     7.16  Investment Company Act............................................................................49
     7.17  Public Utility Holding Company Act................................................................49
     7.18  Environmental Matters.............................................................................49
     7.19  Labor Relations...................................................................................50
     7.20  Patents, Licenses, Franchises and Formulas........................................................50
     7.21  Indebtedness......................................................................................50
     7.22  FCC Licenses......................................................................................51
     7.23  Other Governmental Authorizations.................................................................51
     7.24  Qualification.....................................................................................52
     7.25  Insurance.........................................................................................52
     7.26  Year 2000.........................................................................................52
     7.27  11-1/4% Senior Subordinated Discount Notes........................................................53
     7.28  License Subsidiaries..............................................................................53

SECTION 8. Affirmative Covenants.............................................................................53

     8.01  Information Covenants.............................................................................53
              (a)      Monthly Reports.......................................................................53
              (b)      Quarterly Financial Statements........................................................53
              (c)      Annual Financial Statements...........................................................54
              (d)      Management Letters....................................................................54
              (e)      Budgets and Projections...............................................................54
              (f)      Officer's Certificates................................................................54
              (g)      Notice of Default or Litigation; etc..................................................55
              (h)      Other Reports and Filings.............................................................55
              (i)      Environmental Matters.................................................................55
              (j)      Other Information.....................................................................56
     8.02  Books, Records and Inspections; Annual Meetings...................................................56
     8.03  Maintenance of Property; Insurance................................................................57
     8.04  Corporate Franchises..............................................................................58
     8.05  Compliance with Statutes, etc.....................................................................58
     8.06  Compliance with Environmental Laws................................................................58
     8.07  ERISA.............................................................................................58
     8.08  End of Fiscal Years; Fiscal Quarters..............................................................60
     8.09  Performance of Obligations........................................................................60
     8.10  Payment of Taxes..................................................................................60
     8.11  Additional Security; Further Assurances...........................................................60
     8.12  Information Systems and Equipment.................................................................62
     8.13  Actions with Respect to Non-Guarantor Subsidiaries................................................62
     8.14  Section 310(b)(4) of the Communications Act, 47 U.S.C. Section 310(b)(4);
              Certain Actions Related thereto, etc...........................................................62

SECTION 9. Negative Covenants................................................................................63

     9.01  Liens.............................................................................................63
     9.02  Consolidation, Merger, Purchase or Sale of Assets, etc............................................65
     9.03  Dividends.........................................................................................67


                                     (iii)

                                                                                                           Page
                                                                                                           ----

     9.04  Indebtedness......................................................................................68
     9.05  Advances, Investments and Loans...................................................................71
     9.06  Transactions with Affiliates......................................................................73
     9.07  Capital Expenditures..............................................................................74
     9.08  Consolidated Cash Interest Coverage Ratio.........................................................75
     9.09  Minimum TMS EBITDA................................................................................75
     9.10  Minimum Consolidated EBITDA.......................................................................75
     9.11  Limitations on Payments of Certain Indebtedness; Modifications of
              Certain Indebtedness; Modifications of Certificate of Incorporation,
              By-Laws and Certain Other Agreements; etc......................................................76
     9.12  Limitation on Certain Restrictions on Subsidiaries................................................77
     9.13  Limitation on Issuance of Capital Stock...........................................................77
     9.14  Business..........................................................................................78
     9.15  Limitation on Creation of Subsidiaries............................................................78

SECTION 10. Events of Default................................................................................78

     10.01  Payments.........................................................................................79
     10.02  Representations, etc.............................................................................79
     10.03  Covenants........................................................................................79
     10.04  Default Under Other Agreements...................................................................79
     10.05  Bankruptcy, etc..................................................................................79
     10.06  ERISA............................................................................................80
     10.07  Security Documents...............................................................................80
     10.08  Subsidiaries Guaranty............................................................................81
     10.09  Judgments........................................................................................81
     10.10  Change of Control................................................................................81
     10.11  Failure to Comply with the Communications Act....................................................81
     10.12  Licenses.........................................................................................81

SECTION 11. Definitions and Accounting Terms.................................................................82

     11.01  Defined Terms....................................................................................82

SECTION 12. The Agents......................................................................................112

     12.01  Appointment.....................................................................................112
     12.02  Nature of Duties................................................................................112
     12.03  Lack of Reliance on the Agents..................................................................112
     12.04  Certain Rights of the Agents....................................................................113
     12.05  Reliance........................................................................................113
     12.06  Indemnification.................................................................................113
     12.07  Each Agent in its Individual Capacity...........................................................114
     12.08  Holders.........................................................................................114
     12.09  Resignation by the Administrative Agent or the Syndication Agent................................114

                                     (iv)

                                                                                                           Page
                                                                                                           ----

SECTION 13. Miscellaneous...................................................................................115

     13.01  Payment of Expenses, etc........................................................................115
     13.02  Right of Setoff.................................................................................116
     13.03  Notices.........................................................................................116
     13.04  Benefit of Agreement; Assignments; Participations...............................................116
     13.05  No Waiver; Remedies Cumulative..................................................................118
     13.06  Payments Pro Rata...............................................................................119
     13.07  Calculations; Computations; Accounting Terms....................................................119
     13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..........................120
     13.09  Counterparts....................................................................................121
     13.10  Effectiveness...................................................................................121
     13.11  Headings Descriptive............................................................................121
     13.12  Amendment or Waiver; etc........................................................................121
     13.13  Survival........................................................................................123
     13.14  Domicile of Loans...............................................................................123
     13.15  Register........................................................................................123
     13.16  Confidentiality.................................................................................124
     13.17  Certain Agreements with Respect to the 11-1/4% Senior Subordinated Discount Notes and the
              15% Senior Discount Notes.....................................................................125


SCHEDULE I       Commitments
SCHEDULE II      Lender Addresses
SCHEDULE III     Real Property
SCHEDULE IV      Plans
SCHEDULE V       Capitalization
SCHEDULE VI      Subsidiaries
SCHEDULE VII     Existing Indebtedness
SCHEDULE VIII    FCC Licenses
SCHEDULE IX      Governmental Authorizations
SCHEDULE X       Insurance
SCHEDULE XI      Existing Liens
SCHEDULE XII     Existing Investments

EXHIBIT A        Notice of Borrowing
EXHIBIT B-1      Multiple Draw I Term Note
EXHIBIT B-2      Multiple Draw II Term Note
EXHIBIT B-3      Revolving Note
EXHIBIT B-4      Swingline Note
EXHIBIT C        Multiple Draw II Term Loan Commitment Agreement
EXHIBIT D        Letter of Credit Request
EXHIBIT E        Section 4.04(b)(ii) Certificate
EXHIBIT F-1      Opinion of Davis Polk & Wardwell,
                 Counsel to the Credit Parties
EXHIBIT F-2      Opinion of Frederick G. Anderson, Esq., General Counsel to
                 the Borrower

                                      (v)

EXHIBIT F-3      Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, Special
                 FCC Counsel to the Credit Parties
EXHIBIT G        Officers' Certificate
EXHIBIT H        Pledge Agreement
EXHIBIT I        Security Agreement
EXHIBIT J        Solvency Certificate
EXHIBIT K        Subsidiaries Guaranty
EXHIBIT L        Assignment and Assumption Agreement
EXHIBIT M        Intercompany Note


                                     (vi)